Exhibit 99.2

Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, these supplemental financial highlights contain forward-looking statements regarding Company and property performance, and are based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which the Company operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on
Form 10-Q.

4/25/2005

Colonial Properties Trust

TABLE OF CONTENTS
	Overview and Contact Information	3
1.	Quarterly Earnings Announcement and Financial Statements	4
2.	Corporate Summary and Trends
	EPS and FFO Reconciliation	8
	Dividend Summary/Shares & Units	9
	Segment Data Summary (Divisional NOI)	9
	Segment Data & Reconciliation (Divisional NOI)	10
	Divisional NOI Breakout: By Sector & Market	13
	EBITDA Reconciliation	14
	Supplemental Data	14
	Coverage Ratios	15
	Investment Activities	16
	Capital Expenditures, Tenant Improvements & Leasing Commissions.	17
	Debt Summary/Total Market Capitalization	18
	Current Development Pipeline	19
	Property Acquisition & Disposition Detail	20
	Unconsolidated Partnerships Summary	21
3.	Equity Issues: Common & Preferred	22
4.	Debt Summary	26
5.	Multifamily Division Summary
	Divisional NOI	30
	Operational Statistics	31
	Occupancy Schedule	33
6.	Office Division Summary
	Divisional NOI	37
	Operational Statistics	38
	Lease Expiration/Tenant Concentration	39
	Leasing Execution	40
	Occupancy Schedule	41
7.	Retail Division Summary
	Divisional NOI	44
	Operational Statistics	45
	Tenant Performance	47
	Capex/Lease Expiration/Tenant Concentration	48
	Leasing Execution	49
	Occupancy Schedule	51
8.	Market Demographics	54
9.	Glossary of Terms	55

1Q05	- 2 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) headquartered in Birmingham, Alabama. The Company is a self-administered and self-managed REIT with fully-integrated real estate activities including development of new properties, acquisition of existing properties, build-to-suit development, and the provision of management, leasing and brokerage services for income-producing real estate.

The Company’s initial public offering was in September, 1993. The solid performance Colonial Properties Trust has achieved is a direct result of the Company’s business strategy, the Colonial Star Strategy. Under its Colonial Star Strategy, the Company operates a diversified portfolio of multifamily, office and retail properties in select markets in the Sunbelt region of the United States. Colonial Properties Trust focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.

COLONIAL STAR STRATEGY

Achieve Consistent Long-term Performance through:
- Diversified Property Portfolio
- Investment in High Growth Sunbelt Cities
- Operating Excellence
- Mixed Use Investment
- Acquisitions/Development/Dispositions
- Balance Sheet Management

CONTACT INFORMATION

Headquarters Colonial Properties Trust 2101 Sixth Avenue North, Suite 750 Birmingham, Alabama 35203 205-250-8700 205-250-8890 — fax	Investor Relations Barbara Pooley Senior Vice President 704-376-1774 704-376-3393 — fax 800-645-3917 bpooley@colonialprop.com

www.colonialprop.com	To receive an Investor Package, please contact:
Cecilia McCurry 704-370-1532 cmccurry@colonialprop.com

TRANSFER AGENT

Equiserve Trust Company P.O. Box 43010 Boston, MA 02940-3010 Investor Relations: 800-730-6001 www.equiserve.com	The Company’s Transfer Agent manages share certificate transactions for including transfers, sales, dividend reinvestment and optional cash investment transactions.

EQUITY RESEARCH COVERAGE

Bear Stearns Citigroup Smith Barney Green Street Advisors Legg Mason Maxcor REIT Research Standard & Poor’s Research Wachovia Securities	Ross Smotrich / Amy Young Jon Litt John Arabia / Michael Knott Rod Petrick / Tamara Fique Rich Anderson Raymond Mathis Steve Swett	212-272-8046 / 212-272-3523 212-816-0231 949-640-8780 410-454-4131 / 410-454-5873 646-346-7077 212-438-9558 212-909-0954

GUIDANCE

	FYE 2005 Range		2Q 2005 Range
Fully Diluted Earnings per Share	$3.20	$4.73	$0.13	$1.53
Plus: Real Estate Depreciation & Amortization	2.28	2.28	0.74	0.74
Less: Gain on Sale of Assets	(1.80)	(3.25)	—	(1.37)

Fully Diluted Funds from Operations per Share	$3.68	$3.76	$0.87	$0.90

1Q05	- 3 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2005

BALANCE SHEET

($ in 000s)	As of	As of
	3/31/2005	12/31/2004
ASSETS
Real Estate Investments
Operating Properties	$2,702,651	$2,696,304
Undeveloped Land & Construction in Progress	170,583	158,954

Total Real Estate, before Depreciation	2,873,234	2,855,258

Less: Accumulated Depreciation	(427,812)	(437,635)
Real estate assets held for sale, net	153,189	167,712

Net Real Estate Assets	2,598,611	2,585,335

Cash and Equivalents	146,317	10,725
Restricted Cash	4,613	2,333
Accounts Receivable, net	20,638	20,642
Notes Receivable	879	906
Prepaid Expenses	8,615	11,238
Deferred Debt and Lease Costs	43,659	36,750
Investment in Unconsolidated Subsidiaries	64,935	65,472
Other Assets	83,030	67,942

Total Assets	$2,971,297	$2,801,343

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$253,520	$239,970
Notes and Mortgages Payable	1,677,438	1,615,817

Total Long-Term Liabilities	1,930,958	1,855,787

Other Liabilities	77,083	74,548

Total Liabilities	2,008,041	1,930,335

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	1,397	1,389

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000

Common Equity, including Minority Interest	686,859	594,619

Total Equity, including Minority Interest in Operating Partnership	963,256	871,008

Total Liabilities, Minority Interest and Equity	$2,971,297	$2,801,343

SHARES & UNITS OUTSTANDING, END OF PERIOD

(shares and units in 000s)	As of	As of
	3/31/2005	12/31/2004
Basic
Shares	28,007	27,599
Operating Partnership Units (OP Units)	10,296	10,373

Total Shares & OP Units	38,303	37,972

Dilutive Common Share Equivalents	—	341

Diluted
Shares	28,007	27,940
Total Shares & OP Units	38,303	38,313

1Q05	- 4 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2005

CONSOLIDATED STATEMENTS OF INCOME

($ in 000s, except per share data)	Three Months Ended
	3/31/2005	3/31/2004
Revenue
Minimum Rent	$74,546	$58,511	27.4%
Percentage Rent	629	434	44.9%
Tenant Recoveries	8,747	6,981	25.3%
Other Property Related Revenue	4,542	3,772	20.4%
Other Non-Property Related Revenue	3,306	1,330	148.6%

Total Revenue	91,770	71,028	29.2%

Operating Expenses
Property Operating Expenses:
General Operating Expenses	6,635	5,303	25.1%
Salaries and Benefits	4,573	3,370	35.7%
Repairs and Maintenance	8,215	6,327	29.8%
Taxes, Licenses, and Insurance	9,611	6,878	39.7%

Total Property Operating Expenses	29,034	21,878	32.7%

General and Administrative	8,401	5,460	53.9%
Depreciation	24,222	17,565	37.9%
Amortization	4,554	2,245	102.9%

Total Operating Expenses	66,211	47,148	40.4%

Income from Operations	25,559	23,880	7.0%

Other Income (Expense)
Interest Expense	(23,696)	(15,474)	53.1%
Income from Investments	100	105	-4.8%
Gain (Loss) on Hedging Activities	280	(80)	450.0%
Gain on Sale of Property	1,126	1,002	12.4%
Other	(210)	(20)	-950.0%

Total Other Expense	(22,400)	(14,467)	54.8%

Income before Minority Interest & Discontinued Operations	3,159	9,413	-66.4%

Minority Interest
Minority Interest of limited partners	(229)	—
Minority Interest in CRLP — Preferred	(1,813)	(2,055)	-11.8%
Minority Interest in CRLP — Common	698	(1,025)	-168.1%

Total Minority Interest	(1,344)	(3,080)	-56.4%

Income from Continuing Operations	1,815	6,333	-71.3%

Discontinued Operations
Income from Discontinued Operations	6,685	5,537	20.7%
Gain (Loss) on Disposal of Discontinued Operations	91,772	9,391	877.2%
Minority Interest in Discontinued Operations	(26,672)	(4,177)	538.5%

Income from Discontinued Operations	71,785	10,751	567.7%

Net Income	73,600	17,084	330.8%

Dividends to Preferred Shareholders	(3,695)	(3,695)	0.0%

Net Income Available to Common Shareholders	$69,905	$13,389	422.1%

Earnings per Share — Basic
Continuing Operations	$(0.07)	$0.10	-170.0%
Discontinued Operations	2.58	0.40	545.0%

EPS — Basic	$2.51	$0.50	402.0%

Earnings per Share — Diluted
Continuing Operations	$(0.07)	$0.10	-170.0%
Discontinued Operations	2.58	0.40	545.0%

EPS — Diluted	$2.51	$0.50	402.0%

1Q05	- 5 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2005

FIRST QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

($ in 000s, except per share data)	Three Months Ended
	3/31/2005	3/31/2004
Net Income Available to Common Shareholders	$69,905	$13,389	422.1%
Minority Interest in CRLP (Operating Ptr Unitholders)	25,974	5,202	399.3%

Total	95,879	18,591	415.7%

Adjustments — Consolidated Properties
Depreciation — Real Estate	25,227	20,728	21.7%
Amortization — Real Estate	3,587	1,399	156.4%
Remove: Gain/(Loss) on Sale of Property	(90,462)	(10,393)	770.4%
Include: Gain/(Loss) on Sale of Undepreciated Property	1,063	1,008	5.5%

Total Adjustments — Consolidated	(60,585)	12,742	-575.5%

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	1,173	1,041	12.7%
Amortization — Real Estate	1	16	-93.8%
Remove: Gain/(Loss) on Sale of Property	(2,440)	—
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—

Total Adjustments — Unconsolidated	(1,266)	1,057	-219.8%

Funds from Operations	$34,028	$32,390	5.1%

FFO per Share
Basic	$0.89	$0.87	1.9%
Diluted	$0.89	$0.87	3.0%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

FIRST QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

(shares and units in 000s)	Three Months Ended
	3/31/2005	3/31/2004
Basic
Shares	27,824	26,670	4.3%
Operating Partnership Units (OP Units)	10,338	10,361	-0.2%

Total Shares & OP Units	38,162	37,031	3.1%

Dilutive Common Share Equivalents	—	375	-100.0%

Diluted (1)
Shares	27,824	27,045	2.9%
Total Shares & OP Units	38,162	37,406	2.0%

Notes:
(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

1Q05	- 6 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2005

FIRST QUARTER SEGMENT DATA & RECONCILIATION

	Three Months Ended
	3/31/2005	3/31/2004
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	$13,807	$12,941	6.7%
Office	15,460	16,707	-7.5%
Retail	22,791	22,491	1.3%

Total Same-Property	52,058	52,139	-0.2%
Less: Unconsolidated Assets	(899)	(843)

Same-Property NOI, Consolidated	51,159	51,296

Divisional Non Same-Property NOI
Multifamily	9,255	3,234
Office	1,801	294
Retail	8,498	4,707

Total Non-Same Property	19,554	8,235
Less: Unconsolidated Assets	(2,049)	(1,535)

Non Same-Property NOI, Consolidated	17,505	6,700

Divisional Total NOI
Multifamily	23,062	16,175	42.6%
Office	17,261	17,001	1.5%
Retail	31,289	27,198	15.0%

Total Divisional NOI	71,612	60,374	18.6%
Less: NOI, Unconsolidated	(2,948)	(2,378)
Less: Discontinued Operations	(9,218)	(10,128)
Unallocated Corporate Rev	3,306	1,297
Other Expense	(16)	(15)
General & Administrative Expenses	(8,401)	(5,460)
Depreciation	(24,222)	(17,565)
Amortization	(4,554)	(2,245)

Income from Operations, restated for additional discontinued operations	25,559	23,880
Total Other Expense	(22,400)	(14,467)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	3,159	9,413

Add: Discontinued Operations Income, post 1Q 2004	—	5,388

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	$3,159	$14,801

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

1Q05	- 7 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

NET INCOME TO COMMON SHAREHOLDERS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Net Income to Common S/H	$13,389	$6,441	$4,960	$15,047	$39,837	$69,905				$69,905
Earnings per Share
- Basic	$0.50	$0.24	$0.18	$0.55	$1.47	$2.51				$2.51
growth	-3.5%	48.6%	-30.0%	48.6%	-50.4%	402.0%				70.8%

- Diluted	$0.50	$0.24	$0.18	$0.54	$1.45	$2.51				$2.51
growth	-4.8%	47.0%	-30.9%	45.9%	-50.0%	402.0%				72.5%

FUNDS FROM OPERATIONS RECONCILIATION

Net Income to Common S/H	$13,389	$6,441	$4,960	$15,047	$39,837	$69,905				$69,905
Minority Int. in CRLP (Cont & Disc)	5,202	2,463	1,884	5,653	15,202	25,974				25,974

Total	18,591	8,904	6,844	20,700	55,039	95,879				95,879

Adjustments — Consolidated Depreciation — Real Estate	20,728	21,554	23,911	24,466	90,659	25,227				25,227
Amortization — Real Estate	1,399	1,797	2,467	3,819	9,482	3,587				3,587
Extraordinary (Income)/Loss	—	—	—	—	—	—				—
’-’:(Gain)/Loss-Sale of Prop	(10,393)	(811)	(2,468)	(5,845)	(19,517)	(90,462)				(90,462)
’+’:Gain/(Loss)-Undeprec Prop	1,008	1,115	813	1,421	4,357	1,063				1,063

Total Adjustments — Cons.	12,742	23,655	24,723	23,861	84,981	(60,585)				(60,585)
Adjustments — Unconsolidated Depreciation — Real Estate	1,041	918	955	1,649	4,562	1,173				1,173
Amortization — Real Estate	16	20	46	7	89	1				1
Extraordinary (Income)/Loss	—	—	—	—	—	—				—
’-’:(Gain)/Loss-Sale of Prop	—	(799)	1	(6,263)	(7,061)	(2,440)				(2,440)
’+’:Gain/(Loss)-Undeprec Prop	—	—	—	—	—	—				—

Total Adjustments — Uncons.	1,057	139	1,002	(4,607)	(2,409)	(1,266)				(1,266)

Funds from Operations	$32,390	$32,698	$32,569	$39,954	$137,610	$34,028				$34,028

FFO Per Share
- Basic	$0.87	$0.87	$0.87	$1.06	$3.67	$0.89				$0.89
growth	-0.1%	12.5%	3.5%	7.6%	5.9%	1.9%				-75.7%

- Diluted	$0.87	$0.87	$0.86	$1.05	$3.64	$0.89				$0.89
growth	-0.6%	12.4%	3.3%	7.7%	5.8%	3.0%				-75.5%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

1Q05	- 8 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

DIVIDEND SUMMARY

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Price per Share (End of Period)	$40.80	$38.53	$40.22	$39.27		$38.41
Dividend Per Share	$0.67	$0.67	$0.67	$0.67	$2.680	$0.675				$0.675
Dividend Yield (End of Period)	6.6%	7.0%	6.7%	6.8%		7.0%
Payout
Dividend/EPS — Diluted	134.0%	284.8%	373.0%	124.1%	184.8%	26.9%				26.9%
Dividend/FFO — Diluted	77.4%	77.3%	78.1%	64.0%	73.6%	75.7%				75.7%

See Funds from Operations Reconciliation on page 8 for a reconcilation of FFO to earnings. Dividend/FFO — Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

SHARES & UNITS
Shares
Basic — Weighted Avg	26,670	27,089	27,252	27,467	27,121	27,824				27,824
Diluted — Weighted Avg	27,045	27,382	27,615	27,839	27,462	27,824				27,824
Outstanding (End of Period)	26,933	27,191	27,319	27,599		28,007
Units
Weighted Avg	10,361	10,358	10,345	10,323	10,347	10,338				10,338
Outstanding (End of Period)	10,361	10,345	10,345	10,373		10,296				10,296
Shares & Units
Basic — Weighted Avg	37,031	37,447	37,597	37,790	37,468	38,162				38,162
Diluted — Weighted Avg	37,406	37,740	37,960	38,162	37,809	38,162				38,162
Outstanding (End of Period)	37,294	37,536	37,664	37,972		38,303

SEGMENT DATA SUMMARY *(1)
Same-Property Portfolio *(2)
Divisional Revenues	76,054	76,247	78,390	82,415	313,107	77,283				77,283
Divisional Expenses	23,916	24,540	25,786	25,235	99,477	25,224				25,224

Divisional NOI	52,139	51,707	52,603	57,180	213,629	52,059				52,059

Divisional NOI Margin	68.6%	67.8%	67.1%	69.4%	68.2%	67.4%				67.4%
growth *(3)	0.3%	-2.1%	2.4%	2.1%	0.7%	-0.2%				-0.2%

Same-Property without Terminations
Lease Terminations	(491)	(639)	(984)	(466)	(2,580)	(67)				(67)

Divisional NOI w/o Term.	51,647	51,068	51,619	56,714	211,049	51,992				51,992

growth w/o terminations	0.6%	1.1%	1.0%	1.7%	1.1%	0.7%				0.7%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(843)	(768)	(892)	(989)	(3,492)	(899)				(899)

Divisional NOI — Consolidated	51,296	50,939	51,711	56,191	210,137	51,159				51,159

growth — consolidated properties	0.1%	-2.3%	2.0%	1.9%	0.4%	-0.3%				-0.3%

Total Portfolio
Divisional Revenues	89,132	91,953	100,003	110,232	391,320	107,812				107,812
Divisional Expenses	28,757	30,216	33,721	34,916	127,610	36,201				36,201

Divisional NOI	60,374	61,737	66,282	75,316	263,710	71,611				71,611

Divisional NOI Margin	67.7%	67.1%	66.3%	68.3%	67.4%	66.4%				66.4%
growth	3.3%	4.8%	16.8%	19.9%	11.3%	18.6%				18.6%

Notes:

(1)	See Segment Data and Reconciliation beginning on page 10.

(2)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.

(3)	The 2004 same-property growth reflects performance of the 2004 same-property portfolio.

1Q05	- 9 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Revenues
Divisional Same-Property Revenues
Multifamily	21,211	21,668	22,235	22,457	87,570	22,618				22,618
Office	23,543	23,465	24,532	24,128	95,668	22,573				22,573
Retail	31,301	31,114	31,623	35,830	129,869	32,092				32,092

Total Same-Property	76,054	76,247	78,390	82,415	313,107	77,283				77,283

Less: Unconsolidated	(1,211)	(1,160)	(1,291)	(1,388)	(5,050)	(1,301)				(1,301)

Same-Prop Rev, Cons.	74,843	75,087	77,099	81,027	308,057	75,982				75,982

Divisional Non Same-Property Revenues
Multifamily	5,338	7,048	9,596	13,861	35,843	15,660				15,660
Office	485	742	654	1,141	3,022	2,509				2,509
Retail	7,255	7,916	11,363	12,814	39,348	12,361				12,361

Total Non-Same Property	13,077	15,706	21,613	27,817	78,213	30,529				30,529

Less: Unconsolidated	(2,852)	(2,714)	(2,912)	(3,913)	(12,391)	(3,620)				(3,620)

Non Same-Prop Rev, Consolidated	10,225	12,992	18,701	23,904	65,822	26,909				26,909

Divisional Total Revenues
Multifamily	26,548	28,716	31,831	36,318	123,413	38,278				38,278
Office	24,028	24,206	25,186	25,270	98,690	25,082				25,082
Retail	38,556	39,030	42,986	48,644	169,217	44,452				44,452

Total Divisional Revenues	89,132	91,953	100,003	110,232	391,320	107,812				107,812

Less: Unconsolidated Revenues	(4,063)	(3,874)	(4,203)	(5,301)	(17,441)	(4,921)				(4,921)
Discontinued Operations	(15,337)	(14,842)	(15,033)	(16,280)	(61,492)	(14,427)				(14,427)
Unallocated Corporate Rev	1,296	1,450	1,957	3,200	7,903	3,306				3,306

Cons. Rev, adj -’05 Disc Ops	71,028	74,687	82,724	91,851	320,290	91,770				91,770

Add: Add’l Disc Ops Rev, post filing	14,620	14,024	3,777	4,685	17,120	—				—

Total Consol. Rev, per 10-Q/K	85,648	88,711	86,501	96,536	337,410	91,770				91,770

Divisional Revenue is defined as total property revenues, including unconsolidated partnerships and joint ventures.
The Company believes Total Divisional Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Divisional Revenue is an integral component in calculating Divisional NOI which follows.

1Q05	- 10 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT'D)
	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Expenses
Divisional Same-Property Expenses
Multifamily	8,270	8,285	8,780	8,438	33,773	8,811				8,811
Office	6,836	6,736	7,105	7,153	27,830	7,113				7,113
Retail	8,810	9,519	9,901	9,645	37,874	9,300				9,300

Total Same-Property	23,916	24,540	25,786	25,235	99,477	25,224				25,224

Less: Unconsolidated	(368)	(391)	(400)	(399)	(1,558)	(401)				(401)

Same-Prop Exp, Consolidated	23,548	24,149	25,386	24,836	97,919	24,823				24,823

Divisional Non Same-Property Expenses
Multifamily	2,103	2,709	4,041	5,489	14,343	6,406				6,406
Office	191	201	208	302	902	708				708
Retail	2,548	2,766	3,684	3,887	12,885	3,863				3,863

Total Non-Same Property	4,842	5,675	7,934	9,679	28,130	10,976				10,976

Less: Unconsolidated	(1,317)	(1,330)	(1,398)	(1,715)	(5,760)	(1,573)				(1,573)

Non Same-Prop Exp, Consolidated	3,525	4,345	6,536	7,964	22,370	9,403				9,403

Divisional Total Expenses
Multifamily	10,373	10,994	12,822	13,927	48,116	15,216				15,216
Office	7,027	6,937	7,313	7,455	28,732	7,821				7,821
Retail	11,357	12,285	13,585	13,532	50,759	13,163				13,163

Total Divisional Expenses	28,757	30,216	33,721	34,914	127,607	36,201				36,201

Less: Unconsolidated Expense	(1,685)	(1,721)	(1,798)	(2,114)	(7,318)	(1,974)				(1,974)
Discontinued Operations	(5,209)	(5,332)	(5,692)	(5,167)	(21,400)	(5,209)				(5,209)
Other Expense	15	22	19	274	330	16				16

Total Property Operating Exp	21,878	23,185	26,250	27,907	99,219	29,034				29,034
General & Administrative Exp	5,460	5,678	6,992	9,078	27,208	8,401				8,401
Depreciation	17,565	18,419	20,941	22,763	79,688	24,222				24,222
Amortization	2,245	2,562	3,332	4,811	12,950	4,554				4,554

Cons. Exp, adj -’05 Disc Ops	47,148	49,844	57,515	64,559	219,065	66,211				66,211

Add: Add’l Disc Ops Exp, post filing	8,542	8,470	2,843	2,165	11,058	—				—

Total Consol. Exp, per 10-Q / K	55,690	58,314	60,358	66,724	230,123	66,211				66,211

Divisional Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures.
The Company believes Total Divisional Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Divisional Expense is an integral component in calculating Divisional NOI which follows.

1Q05	-11-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Net Operating Income (NOI)

Divisional Same-Property NOI

Multifamily	12,941	13,383	13,454	14,019	53,797	13,807				13,807
Office	16,707	16,728	17,427	16,976	67,838	15,460				15,460
Retail	22,491	21,595	21,722	26,186	91,995	22,791				22,791

Total Same-Property	52,139	51,707	52,603	57,180	213,629	52,058				52,058

Less: Unconsolidated	(843)	(769)	(891)	(989)	(3,492)	(899)				(899)

Same-Prop NOI, Consolidated	51,296	50,938	51,712	56,191	210,137	51,159				51,159

Divisional Non Same-Property NOI

Multifamily	3,234	4,339	5,555	8,372	21,500	9,255				9,255
Office	294	541	445	839	2,120	1,801				1,801
Retail	4,707	5,150	7,679	8,927	26,463	8,498				8,498

Total Non-Same Property	8,236	10,030	13,678	18,138	50,083	19,554				19,554

Less: Unconsolidated	(1,535)	(1,384)	(1,514)	(2,198)	(6,631)	(2,049)				(2,049)

Non Same-Prop NOI, Consolidated	6,701	8,646	12,164	15,940	43,452	17,505				17,505

Divisional Total NOI
Multifamily	16,175	17,722	19,009	22,391	75,297	23,062				23,062
Office	17,001	17,269	17,871	17,815	69,956	17,261				17,261
Retail	27,198	26,746	29,401	35,113	118,457	31,289				31,289

Total Divisional NOI	60,374	61,737	66,281	75,318	263,710	71,612				71,612

Less: Unconsolidated NOI	(2,378)	(2,153)	(2,405)	(3,187)	(10,123)	(2,948)				(2,948)
Discontinued Operations	(10,128)	(9,510)	(9,341)	(11,113)	(40,092)	(9,218)				(9,218)
Unallocated Corporate Rev	1,297	1,450	1,957	3,200	7,912	3,306				3,306
Other Expense	(15)	(22)	(19)	(274)	(330)	(16)				(16)
G&A Expenses	(5,460)	(5,678)	(6,992)	(9,078)	(27,208)	(8,401)				(8,401)
Depreciation	(17,565)	(18,419)	(20,941)	(22,763)	(79,688)	(24,222)				(24,222)
Amortization	(2,245)	(2,562)	(3,332)	(4,811)	(12,950)	(4,554)				(4,554)

Income from Operations	23,880	24,843	25,208	27,292	101,231	25,559				25,559
Total Other Income (Expense)	(14,467)	(17,204)	(20,215)	(21,068)	(73,639)	(22,400)				(22,400)

Income from Contin’g Ops *(1)	9,413	7,639	4,993	6,224	27,592	3,159				3,159

Disc Ops	6,078	5,554	934	2,520	6,062	—				—
04 & 05 Disc Ops Other Inc(Exp)	(690)	386	(312)	—	(6)	—				—

Inc from Cont *(1), per 10-Q / K	14,801	13,579	5,615	8,744	33,648	3,159				3,159

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees). The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

Quarterly NOI from Properties Not Stabilized in that Quarter

Properties in Lease-up or CIP	(28)	33	559	1,068	235
Acquisitions	226	1,641	1,563	1,794	1,698

Notes:
(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

1Q05	-12-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share date)

DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

MULTIFAMILY DIVISIONAL NOI	OFFICE DIVISIONAL NOI

RETAIL DIVISIONAL NOI	TOTAL DIVISIONAL NOI *(1)

Notes:

(1) See Segment Data and Reconciliation beginning on Page 10.

1Q05	-13-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share date)

EBITDA RECONCILIATION

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Net Income to Common S/H	$13,389	$6,441	$4,960	$15,047	$39,837	$69,905				$69,905

Consolidated
Minority Interest	5,202	2,463	1,884	5,653	15,202	25,974				25,974
(Inc)/Loss — Uncons. Assets	(258)	(947)	(515)	(6,983)	(8,703)	(2,069)				(2,069)
ITDA from Disc Ops *(1)	—	—	—	—	—	—				—
Preferred Dividends	5,751	5,508	5,508	5,508	22,274	5,508				5,508
Preferred Share Issuance Costs	—	—	—	—	—	—				—
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878				24,878
Income Tax Expense	20	88	168	415	691	210				210
Depreciation & Amortization	23,545	24,510	27,747	29,531	105,333	30,071				30,071
(Gain)/Loss on Sale (Cont & Disc)	(10,393)	(811)	(2,468)	(5,845)	(19,517)	(90,462)				(90,462)
Gain/(Loss)-Undeprec Prop *(2)	1,008	1,115	813	1,421	4,357	1,063				1,063

EBITDA from Consolidated Props	54,737	56,694	59,552	67,618	238,601	65,078				65,078

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	258	947	515	6,983	8,703	2,069				2,069
Interest Expense	1,057	906	966	1,477	4,406	1,587				1,587
Income Tax Expense	—	—	—	—	—	—				—
Depreciation & Amortization	1,079	965	985	1,280	4,308	1,185				1,185
(Gain)/Loss on Sale of Prop	—	(799)	1	(6,263)	(7,061)	(2,440)				(2,440)

EBITDA	$57,131	$58,712	$62,019	$71,095	$248,956	$67,479				$67,479

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

SUPPLEMENTAL DATA

Consolidated
3-Party Mgt & Leasing Fee Rev	$1,123	$1,327	$1,886	$3,600	$7,937	$3,280	$3,280
Percentage Rents	681	641	822	1,852	3,996	904	904
Lease Terminations	491	639	984	481	2,595	67	67
Straight Line Rents	1,528	1,150	604	1,537	4,818	1,783	1,783
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878	24,878
Capitalized Interest	1,533	1,442	1,908	2,024	6,906	1,652	1,652
Debt — Principal Amortization	1,370	1,446	1,572	1,550	5,938	1,435	1,435
Preferred Dividend Payments	5,751	5,508	5,508	5,508	22,274	5,508	5,508
Preferred Share Issuance Costs	—	—	—	—	—	—	—
Amort of Deferred Finan’g Costs	1,143	894	1,030	1,282	4,349	1,141	1,141
Amort of Stock Compensation	214	223	274	270	981	259	259
Unconsolidated *(5)
Straight Line Rents	45	50	69	35	200	47	47
Interest Expense	1,057	906	966	1,477	4,406	1,587	1,587
Capitalized Interest	—	—	—	—	—	—	—
Debt — Principal Reductions	400	225	309	114	1,048	222	222
Amort of Deferred Finan’g Costs	22	27	40	28	117	10	10

Notes:
(1)	The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.
(2)	The Company includes the effects of undepreciated real estate (e.g. land and outparcels) in EBITDA, as this is a recurring source of cash.
(3)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

1Q05	- 14 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

COVERAGE RATIOS

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.7	1.7	1.4	1.5	1.6	1.2				1.2
Earnings to Fixed Charges & Preferred Share Distributions	1.3	1.3	1.1	1.3	1.3	1.0				1.0

Reconciliation of SEC Coverage Ratios
Earnings
Net Income (before pfd share)	19,140	11,949	10,468	20,555	62,111	75,413				75,413
Discontinued Operations:
Minority Interest in CRLP	2,670	193	1,861	4,838	9,562	26,672				26,672
Gain on Disposal	(9,391)	306	(1,566)	(10,531)	(21,182)	(91,772)				(91,772)
CRLP Min Int. — Common U/H	2,532	2,270	23	815	5,640	(698)				(698)
(Gains)/Losses from Sales of Property	(1,002)	(1,117)	(902)	(1,587)	(4,608)	(1,130)				(1,130)
Income Tax Expense	20	88	168	415	691	210				210
Income from Unconsolidated Entities	(249)	(1,103)	(583)	(583)	(2,518)	(2,474)				(2,474)

	13,720	12,586	9,469	13,922	49,697	6,221				6,221
Amort of Interest Capitalized	500	500	500	500	2,000	550				550
Capitalized Interest	(1,533)	(1,442)	(1,908)	(2,024)	(6,906)	(1,652)				(1,652)
Distrib from Unconsolidated Entities	688	2,836	1,031	1,255	5,810	871				871
Fixed Charges, from below	19,149	20,662	24,392	26,178	90,382	27,671				27,671

Earnings	32,524	35,143	33,485	39,831	140,982	33,661				33,661

Fixed Charges
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878				24,878
Capitalized Interest	1,533	1,442	1,908	2,024	6,906	1,652				1,652
Amort of Deferred Finan’g Costs	1,143	894	1,030	1,282	4,349	1,141				1,141

Total	19,149	20,662	24,392	26,178	90,382	27,671				27,671

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C & D	5,751	5,508	5,508	5,508	22,274	5,508				5,508

Total	24,900	26,170	29,900	31,686	112,656	33,179				33,179

Supplemental Coverage Ratios
Interest Coverage *(1)	3.3	3.1	2.8	2.9	3.0	2.5				2.5
Fixed Charge Coverage *(2)	2.3	2.2	2.1	2.3	2.2	2.0				2.0
Fixed Charge w/ Cap Int*(3)	2.1	2.1	2.0	2.1	2.1	1.9				1.9

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Reconciliation of Supplemental Coverage Ratios

See EBITDA Reconciliation on page 14.

Interest Coverage Denominator
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878	24,878
Interest Exp. — Unconsolidated	1,057	906	966	1,477	4,406	1,587	1,587

Total Interest Expense	17,530	19,233	22,421	24,349	83,532	26,465	26,465

Fixed Charge Denominator
Add: Preferred Dividend Pmts	5,751	5,508	5,508	5,508	22,274	5,508	5,508
Debt Principal Amortization	1,370	1,446	1,572	1,550	5,938	1,435	1,435
Debt Prin Amort — Unconsolidated	400	225	309	114	1,048	222	222

Total Fixed Charges	25,051	26,412	29,809	31,521	112,793	33,630	33,630

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	1,533	1,442	1,908	2,024	6,906	1,652	1,652
Cap Interest — Unconsolidated	—	—	—	—	—	—	—

Total Fixed Charges w/ Cap Int	26,584	27,853	31,717	33,545	119,699	35,282	35,282

Notes:
(1)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(2)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.
(3)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

1Q05	-15-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

INVESTMENT ACTIVITY

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Acquisition of Properties
Multifamily	—	151,633	48,200	153,908	353,740	—				—
Office	13,100	—	—	16,774	29,874	59,873				59,873
Retail	—	94,860	125,065	—	219,925	60,300				60,300

Acquisitions	13,100	246,493	173,265	170,682	603,539	120,173				120,173
Other Assets & Debt Assumed	36	(93,840)	(76,244)	(2,901)	(172,949)	(830)				(830)
Less: Unconsolidated Assets	—	(15,710)	(10,250)	(64,683)	(90,643)	—				—

Acq, net — Consolidated Assets	13,136	136,943	86,771	103,098	339,947	119,343				119,343

Development Expenditures
Multifamily	2,800	11,985	13,495	20,138	48,418	14,160				14,160
Office	3,369	1,261	1,647	3,284	9,561	1,577				1,577
Retail	14,428	33,086	18,236	9,959	75,709	13,983				13,983
Other (mixed-use, infrastruct)	126	437	838	925	2,326	5,160				5,160

Total, incl subs	20,723	46,769	34,216	34,306	136,014	34,880				34,880
Less: Non-Cash Allocations & Other	—	—	—	—	—	—				—
Less: Infrastructure Reimbursement from City/Cty	(1,399)	(705)	(548)	—	(2,652)	—				—
Less: Unconsolidated /Other *(1)	—	(13,966)	(795)	(917)	(15,678)	(4,009)				(4,009)

Development, Consol. Assets	19,324	32,098	32,873	33,389	117,684	30,871				30,871

(1) Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	—	2,434	—	10,005	12,439	150,819				150,819
Office	—	—	3,932	—	3,932	7,891				7,891
Retail	21,250	—	5,850	61,575	88,675	58,847				58,847
Land and other	2,344	2,160	5,612	10,964	21,079	4,425				4,425

Total, incl subs	23,594	4,593	15,394	82,544	126,125	221,982				221,982
Selling Costs	(62)	(323)	(459)	(743)	(1,587)	(1,524)				(1,524)
Outparcels/Land	(98)	(115)	(846)	(400)	(1,459)	(112)				(112)
Less: Unconsolidated — net	—	(44)	—	(60,944)	(60,988)	(7,049)				(7,049)

Sales, Net — Consolidated Assets	23,434	4,111	14,089	20,457	62,091	213,297				213,297

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

1Q05	-16-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

CAPITAL EXPENDITURES

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Regular Maintenance
Multifamily	1,438	2,053	2,498	2,099	8,088	1,914				1,914
Office	396	178	334	493	1,401	286				286
Retail	416	1,126	676	481	2,699	1,456				1,456

Total Regular Maintenance	2,250	3,357	3,508	3,073	12,188	3,655				3,655
Add: Acquisition-Related	116	212	598	769	1,695	323				323
Less: Unconsolidated	(30)	(58)	(129)	(367)	(584)	(523)				(523)

Reg. Maint., Consolidated	2,336	3,511	3,977	3,475	13,299	3,455				3,455

Revenue-Enhancing
Multifamily	11	28	21	13	73	4				4
Office	—	—	—	—	—	—				—
Retail	94	713	236	723	1,766	414				414

Total Rev-Enhancing	105	741	257	736	1,839	418				418
Less: Unconsolidated	—	(9)	(4)	5	(8)	—				—

Rev-Enhanc, Consolidated	105	732	253	741	1,831	418				418

Administrative
Multifamily	14	27	61	74	176	118				118
Office	9	2	168	4	183	6				6
Retail	3	73	12	8	96	5				5
Corporate	138	61	108	343	650	446				446

Total Administrative	164	163	349	429	1,105	575				575
Less: Unconsolidated	—	—	—	—	—	—				—

Admin., Consolidated	164	163	349	429	1,105	575				575

Total Capital Expenditures	2,519	4,261	4,114	4,238	15,132	4,648				4,648
Less: Unconsolidated	(30)	(67)	(133)	(362)	(592)	(523)				(523)

Capital Exp., Consolidated	2,489	4,194	3,981	3,876	14,540	4,125				4,125

See Note Under Investment Activity, page 16.

TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	—	—	—	—	—	—	—
Office	1,143	1,947	2,184	3,062	8,336	3,672	3,672
Retail	600	2,227	4,131	2,253	9,211	850	850

Total Tenant Improvements	1,743	4,174	6,315	5,315	17,547	4,522	4,522

Less: Unconsolidated	(4)	36	(306)	(146)	(420)	—	—
Add: TI — Developments	2,612	625	1,267	523	5,027	1,742	—

Consolidated	4,351	4,835	7,276	5,692	22,154	6,264	6,264

Leasing Commissions
Multifamily	—	—	—	—	—	—	—
Office	779	1,393	794	767	3,733	1,675	1,675
Retail	284	705	411	804	2,204	279	279

Total Leasing Comissions	1,063	2,098	1,204	1,571	5,937	1,954	1,954

Less: Unconsolidated	(26)	(9)	(36)	(6)	(77)	—	—

Consolidated	1,037	2,089	1,168	1,565	5,860	1,954	1,954

See Note Under Investment Activity, page 16.

1Q05	-17-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

DEBT SUMMARY: CONSOLIDATED & UNCONSOLIDATED

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Unsecured/Secured
Unsecured Line of Credit	$214,810	$—	$228,021	$239,970	12%	$253,520				12%
Unsecured Other	693,110	1,091,769	995,149	1,113,532	57%	1,241,824				61%
Secured	449,927	568,714	607,361	613,923	31%	537,811				26%

Total Debt	1,357,847	1,660,483	1,830,531	1,967,425	100%	2,033,155				100%

Less: Secured — Uncons Debt	(82,409)	(92,474)	(99,579)	(111,638)		(106,871)

Total Consolidated Debt	1,275,438	1,568,009	1,730,952	1,855,787		1,926,284

Fixed/Floating
Fixed Rate Debt	944,676	1,362,876	1,305,720	1,458,873	74%	1,536,435				76%
Floating Rate Debt — Capped	87,164	86,594	86,038	85,518	4%	59,826				3%
Floating Rate Debt	326,007	211,013	438,772	423,034	22%	436,894				21%

Total Debt	1,357,847	1,660,483	1,830,530	1,967,425	100%	2,033,155				100%

Less: Unconsolidated Debt	(82,409)	(92,474)	(99,579)	(111,638)		(106,871)

Total Consolidated Debt	1,275,438	1,568,009	1,730,951	1,855,787		1,926,284

Tax-Exempt Debt	$50,475	$50,475	$50,475	$47,075		$47,075

The unconsolidated indebtedness data are comprised of the Company’s percentage of indebtedness, which is calculated in accordance with GAAP, for all of its unconsolidated partnerhsips and joint ventures. The Company believes consolidated indebtedness together with unconsolidated indebtedness is useful to investors in evaluating the Company’s level of debt obligations and corresponding leverage to total market capitalization, providing investors with a comparable measure used in the Company’s industry.

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,275,438	$1,568,009	$1,730,952	$1,855,787	$1,926,284
Unconsolidated Debt	82,409	92,474	99,579	111,638	106,871

Total Debt	1,357,847	1,660,483	1,830,531	1,967,425	2,033,155

Preferred Stock
8.75% Series A	—	—	—	—	—
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000	50,000
8.125% Series D	125,000	125,000	125,000	125,000	125,000

Total Preferred Stock	275,000	275,000	275,000	275,000	275,000
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	1,521,609	1,446,277	1,514,846	1,491,160	1,471,218

Total Market Capitalization	3,154,456	3,381,760	3,620,377	3,733,585	3,779,373

Debt / Total Market Cap’n	43%	49%	51%	53%	54%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

1Q05	-18-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

CURRENT DEVELOPMENT PIPELINE: DETAIL

Significant Projects Under Construction						Property	Development Costs
			Units / SF-in 000s			Stabilized		Thru				1Q06
		Location	Total	Deliv'd	Leased	Date	Total	1Q05	2Q05	3Q05	4Q05	& Aft
In Construction in Progress
Multifamily
CG at Mallard Creek		Charlotte, NC	252	52	26	4Q05	20.0	14.4	3.3	2.2	0.1	—
CG at Silverado		Austin, TX	238	118	78	3Q05	20.0	18.3	1.7	—	—	—
CV Twin Lakes		Orlando, FL	460	412	241	2Q06	35.0	33.7	1.3	—	—	—

Retail
CP Alabaster		Birmingham, AL	227		143	4Q05	30.0	17.3	5.3	2.3	5.1	—
Colonial Pinnacle Gulf Shores		Gulf Shores, AL	293		55	2Q06	39.0	8.7	2.3	6.8	6.1	15.1
Colonial Pinnacle Tutwiler Farm		Birmingham, AL	250		126	4Q06	35.5	3.6	13.4	6.3	0.6	11.6

Redevelopment
CM Myrtle Beach		Myrtle Beach, SC	530		(1)	2Q06	9.1	0.5	0.4	0.7	3.1	4.4
Colonial Univ. Village		Auburn, AL	555		(2)	1Q06	9.9	0.2	2.7	3.9	3.1	—

Total Signficant Projects, in CIP							198.5	96.7	30.4	22.2	18.1	31.1

Unconsolidated Projects
Turkey Creek (3)		Knoxville, TN	395		119	2Q06	37.0	14.4	6.0	5.1	4.7	6.8

Typical Development Cap Rate Ranges:
Multifamily:	8-9%
Office:	10-11.5%
Retail:	10-12%

Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP								96.7
Misc (Infrastructure and Misc Construction)								28.2	* Predevelopment and other.
Land Inventory								45.7	* Raw and improved land.

Total Construction In Progress								170.6

Transferred to Operating Assets
Retail
CM Myrtle Beach		Myrtle Beach, SC	530		(1)	2Q05	18.4	18.4	—	—	—	—
Colonial Univ. Village		Auburn, AL	555		(2)	1Q06	10.5	10.5	—	—	—	—

Total Significant Projects, Transferred							28.9	28.9	—	—	—	—

Notes:
(1) Redevelopment adding approx. 35,000 new sf. Pre-leased new Bass Pro.
(2) Redevelopment adding approx 180,000 new sf.
(3) Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

1Q05	-19-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Major Tenants
			(SF-000s)	($ mm)	(1)	(2)
2005
Office
Colonial Place I & II	Tampa, FL	Jan-05	371	54.9	57.0	9.0%	Blue Cross Blue Shield, Talbots
Research Place Office Center	Huntsville, AL	Feb-05	60	5.0	5.8	7.6%	ITC Deltacom
Mangrove Bay	Tampa, FL	Apr-05	214	20.7	21.6	6.7%	Brown & Brown Insurance

Retail
Portofino	Houston, TX	Jan-05	373	60.3	60.8	7.4%	Oshman’s, Steinmart, Old Navy
Total				$140.9	$145.2

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Major Tenants
			(SF-000s)	($ mm)	(3)
2005
Multifamily
CV at Cahaba Heights	Birmingham, AL	Feb-05	125	1.2	6.9%	15% Ownership Interest
CG at Riverhills	Tampa, FL	Feb-05	776	6.9	6.3%	15% Ownership Interest
CV at Ashley Plantation	Bluffton, SC	Mar-05	414	27.9	6.9%	(4)
CV at Gainesville	Gainesville, FL	Mar-05	560	37.3	6.9%	(4)
CG at Galleria Woods	Birmingham, AL	Mar-05	244	14.8	6.9%	(4)
CV at TownPark (Sarasota)	Sarasota, FL	Mar-05	272	28.0	6.9%	(4)
CV at Walton Way	Augusta, GA	Mar-05	256	15.0	6.9%	(4)
CG at Wesleyan	Macon, GA	Mar-05	328	20.7	6.9%	(4)

Retail
Colonial Mall Gadsden	Gadsden, AL	Mar-05	517.0	58.8	8.1%	Sears, McRae’s, Belk
Colonial Mall Temple	Temple, Texas	Apr-05	446.4	33.5	9.0%	JC Penney, Dillard’s, Foley’s

Total				$244.1

Notes:
(1)	First year investment includes in the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.
(2)	Projected GAAP property NOI divided by the projected first year investment price.
(3)	Represents market cap rate which includes industry standard management fees and capital reserves.
(4)	These properties are part of a larger transaction which will likely be completed in the second quarter of 2005.

1Q05	-20-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)

UNCONSOLIDATED PARTNERSHIPS SUMMARY

				Units/	CLP
Property	Location		Property Type	SF-000s	% Own	Sec'd Debt	Equity Invest

Parkway City Mall	Huntsville	AL	Retail	630	45%	26,353	12,619
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%	—	2,273
Colonial Promenade Hoover	Birmingham	AL	Retail	155	10%	1,729	101
Land Title Building	Birmingham	AL	Office	32	33%	471	(12)
Turkey Creek Development	Knoxville	TN	Retail	366	50%	—	13,532

CMS Joint Venture I - 3 Properties
Colonial Grand at Barrington	Macon	GA	Multifamily	176	15%
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%
Colonial Village at Stockbridge	Stockbridge	GA	Multifamily	240	15%

				808		4,795	1,189

CMS Joint Venture II - 4 Properties
Colonial Grand at Inverness Lakes	Mobile	AL	Multifamily	312	15%
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	15%
Colonial Village at Hillwood	Montgomery	AL	Multifamily	160	15%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				885		4,824	677

CMS Joint Venture III - 2 Properties
Colonial Grand at Bayshore	Bradenton	FL	Multifamily	376	25%
Colonial Village at Palma Sola	Bradenton	FL	Multifamily	340	25%

				717		8,802	2,937

CMS Joint Venture IV - 2 Properties
Colonial Village at Hendersonville	Nashville	TN	Multifamily	364	25%
Colonial Grand at Brentwood	Nashville	TN	Multifamily	254	25%

				619		7,376	2,658

DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090		4,231	2,523

DRA — Cunningham
Cunningham	Austin	TX	Multifamily	280	20%	2,787	1,199

DRA — Southwest
Arabian Trails	Scottsdale	AZ	Multifamily	384	20%
Casa Lindas	Tucson	AZ	Multifamily	144	20%
Colonia del Rio	Tucson	AZ	Multifamily	176	20%
Desert Lakes	Las Vegas	NV	Multifamily	184	20%
Fairway Crossing	Phoenix	AZ	Multifamily	310	20%
Hacienda del Rio	Tucson	AZ	Multifamily	248	20%
La Entrada	Scottsdale	AZ	Multifamily	130	20%
Pinnacle Estates	Albuquerque	NM	Multifamily	294	20%
Pinnacle Flamingo West	Las Vegas	NV	Multifamily	324	20%
Pinnacle Heights	Tucson	AZ	Multifamily	310	20%
Pinnacle High Desert	Albuquerque	NM	Multifamily	430	20%
Pinnacle High Resort	Rio Rancho	NM	Multifamily	301	20%
Posada del Este	Phoenix	AZ	Multifamily	148	20%
Rancho Viejo	Phoenix	AZ	Multifamily	266	20%
Springhill	Tucson	AZ	Multifamily	224	20%
Talavera	Las Vegas	NV	Multifamily	350	20%

				4,223		45,504	18,989
Douglas HCI, Coral Gables, FL (1)					25%		6,268
Other Unconsolidated Investments						—	(18)

Total Investments in Unconsolidated Subsidiaries						$106,871	$64,935

(1)	Colonnade Properties LLC, a consolidated partially owned entity, holds a 25% interest in Douglas HCI.

1QO5	-21-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	03/31/05
Common Shares	CLP	$26.06	$31.15	$33.94	$39.60	$39.27	$38.41
Annual Growth		12.4%	19.5%	9.0%	16.7%	-0.8%	-2.2%
Dividend per Share		$2.40	$2.52	$2.64	$2.66	$2.68	$2.70
Annual Growth		3.4%	5.0%	4.8%	0.8%	0.8%	0.7%
Yield on End of Period Price		9.2%	8.1%	7.8%	6.7%	6.8%	7.0%
Total Annual Return		22.7%	29.2%	17.4%	24.5%	5.9%	4.7%

ANNUAL DIVIDEND/SHARE GROWTH

TOTAL RETURN - ANNUAL	TOTAL RETURN COMPARISON

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

1Q05	-22-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 8.75% SERIES A	– REDEEMED	CUSIP: 195872-20-5

Issue Date	11/6/1997	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125 MM
Redeemable	11/6/2002	Dividend $/Share	$2.1875
- Redeem Price	$25.00	Yield on Face Value	8.75%
Redeemed	5/7/2003

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	03/31/05
Preferred Shares	CLPPRA	$20.75	$25.00	$25.03

Dividend History
Annual Dividend		$2.19	$2.19	$2.19
Yield on End of Period Price		10.54%	8.75%	8.74%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)

Privately Placed Perpetual Preferred Issue — Not Traded
Repriced & Extended in February 2004 — (old rate of 8.875%, Redeemable 2/23/04)

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100 MM
Redeemable	2/24/2009	Dividend $/Share	$3.6250
- Redeem Price	$50.00	Yield on Face Value	7.250%

1Q05	-23-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/19/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50 MM
Redeemable	6/19/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	03/31/05
Preferred Shares	CLPPRC		$25.65	$26.25	$26.82	$26.55	$26.01
Dividend History
Annual Dividend			Partial Year	$2.31	$2.31	$2.31	$2.31
Yield on End of Period Price			9.02%	8.81%	8.62%	8.71%	8.89%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	DEP SHARES CUSIP: 195872-40-3 PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125 MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	03/31/05
Preferred Shares	CLPPRD				$27.16	$26.55	$25.32

Dividend History
Annual Dividend					Partial Year	$2.03	$2.03
Yield on End of Period Price					7.48%	7.65%	8.02%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

1Q05	-24-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

TAX STATUS OF DIVIDENDS

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Common Shares — CLP
Ordinary Income	78.78%	79.42%	85.86%	77.79%	58.34%	53.09%
Return of Capital	17.35%	8.16%	2.40%	22.21%	33.85%	45.26%
Long-Term Capital Gain		4.74%	4.65%
Unrecaptured Section 1250 Gain	3.87%	7.68%	7.09%
25% Capital Gain					2.39%	0.14%
20% Capital Gain					3.90%	—
15% Capital Gain					1.52%	1.51%

Preferred Shares — CLPPRA
Ordinary Income	100%	100%	100%	100%	88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%	—

Preferred Shares — CLPPRC
Ordinary Income	100%	100%	100%	100%	88.18%	96.99%
25% Capital Gain					3.62%	0.25%
20% Capital Gain					5.91%	—
15% Capital Gain					2.29%	2.76%

Preferred Shares — CLPPRD
Ordinary Income					88.18%	96.99%
25% Capital Gain					3.62%	0.25%
20% Capital Gain					5.91%	—
15% Capital Gain					2.29%	2.76%

1Q05	-25-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Peter Siciliano	212-908-0646	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+

QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat'y	Debt *(1)%		Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$253,520	13%	3.3%	3.0	$253,520	12%	3.3%	3.0
Unsecured Other	1,241,824	64%	6.0%	5.8	1,241,824	61%	6.0%	5.8
Secured	430,941	22%	6.0%	9.0	537,811	26%	5.8%	8.3

Total Debt	$1,926,284	100%	5.7%	6.1	$2,033,155	100%	5.6%	6.1

Fixed/Floating
Fixed Rate Debt	$1,467,017	76%	6.4%	6.2	$1,536,435	76%	6.4%	6.2
Floating Rate Debt — Capped	59,826	3%	3.7%	6.6	59,826	3%	3.7%	6.6
Floating Rate Debt	399,441	21%	3.1%	5.8	436,894	21%	3.1%	5.6

Total Debt	$1,926,284	100%	5.7%	6.1	$2,033,155	100%	5.6%	6.1

Tax-Exempt Debt	45,075	2%	3.2%	21.2	47,075	2%	3.3%	21.4

     Notes:

     (1) See Debt Summary: Consolidated & Unconsolidated and Total Market Capitalization on page 18 for reconciliation.

PRINCIPAL DEBT AMORTIZATION SCHEDULE
  ($ in MMs)
     Amortization Schedule excludes the Revolving Line of Credit-due Mar-08

LINE OF CREDIT

	12/31/04	03/31/05	Interest Rate	Due	Remaining	Notes
Floating	$79,970	3,520	3.67%	03/22/08	3.0	A	U
Competitive Bid Option — Floating	160,000	150,000	3.29%	03/22/08	3.0	A	U
Term loan	—	100,000	3.77%	03/22/08	3.0	A	U

Total Outstanding on LOC	$239,970	$253,520	3.49%		3.0

Notes:
- The $500MM Revolving LOC has a $250MM Competitive Bid Option.
- 22 Banks participate in the LOC, co-led by Wachovia and Bank of America
- The Facility is priced based on the Company’s Senior Unsecured Debt Rating.
- At BBB-/Baa3: the interest rate is LIBOR + 80 bps, and the facility fee is 20 bps.
- 3-Year facility through March 2008; with 1 1-year extension

1Q05	-26-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: CONSOLIDATED

CUSIP	Issue Date	12/31/04	03/31/05	Interest Rate	Maturity Date	Remaining	Notes
Corporate
Revolving Line of Credit		$239,970	$153,520	3.30%	03/22/08	3.0		U
Term Loan		—	100,000	3.77%	03/22/08	3.0		U
Bridge Loan		119,000	—					U
Land Loan		418	406	3.72%	09/30/06	1.5	A	S
Fair Value of Hedging Investments		3,269	440		04/01/11	6.0	D	U
Medium Term Notes
195896 AH 8	02/07/00	25,000	—					U
195896 AD 7	08/06/97	25,000	25,000	6.96%	08/01/05	0.3		U
195896 AE 5	09/26/97	25,000	25,000	6.98%	09/26/05	0.5		U
195896 AN 5	12/20/01	10,000	10,000	7.46%	12/20/06	1.7		U
195896 AJ 4	02/29/00	20,000	20,000	8.80%	02/01/10	4.8		U
195896 AK 1	03/13/00	5,000	5,000	8.80%	03/15/10	5.0		U
195896 AM 7	12/26/00	10,000	10,000	8.05%	12/27/10	5.7		U
195896 AL 9	12/26/00	10,000	10,000	8.08%	12/24/10	5.7		U
Senior Unsecured Notes
195891 AB 2	07/15/96	65,000	65,000	8.05%	07/15/06	1.3		U
195891 AC 0	07/14/98	175,000	175,000	7.00%	07/14/07	2.3		U
195891 AD 8	08/09/02	100,000	100,000	6.88%	08/15/12	7.4		U
195891 AE 6	04/04/03	125,000	125,000	6.15%	04/15/13	8.0		U
195891 AF 3	04/02/04	100,000	100,000	2.19%	04/01/11	6.0	D	U
195891 AG 1	06/23/04	300,000	300,000	6.25%	06/15/14	9.2		U
195891 AH 9	01/26/05	—	275,000	4.75%	02/01/10	4.8		U
Unamortized Discounts		(3,738)	(3,616)					U
Multifamily Properties
CG at Edgewater		20,995	20,921	6.81%	01/01/11	5.8		S
CG at Berkeley Lake		8,311	8,233	7.15%	06/15/08	3.2		S
CG at Galleria		22,400	22,400	3.22%	06/15/26	21.2	C	S
CG at Galleria Woods		9,111	—					S
CG at Hunter’s Creek		18,999	18,999	7.98%	06/30/10	5.3		S
CG at Hunter’s Creek		10,515	10,447	6.59%	06/30/10	5.3	F	S
CG at Madison		16,507	16,408	3.51%	08/01/11	6.3	B	S
CG at Mt Vernon		13,020	12,902	7.18%	02/01/08	2.8		S
CG at Natchez Trace (Ph I)		6,600	6,588	8.30%	09/01/35	30.4		S
CG at Natchez Trace (Ph II)		3,947	3,940	8.25%	02/01/37	31.9		S
CG at Promenade		21,901	21,825	6.81%	01/01/11	5.8		S
CG at Reservoir		8,174	8,129	4.03%	04/01/12	7.0	B	S
CG at Riverchase		19,444	19,328	3.51%	07/01/11	6.3	B	S
CG at Wesleyan *		11,598	—					S
CV at Ashley Plantation		15,090	—					S
CV at Ashley Plantation		8,804	—				F	S
CV at Gainesville		25,344	—				B	S
CV at Inverness		9,900	9,900	3.21%	06/15/26	21.2	C	S
CV at Lake Mary		14,100	14,100	7.98%	06/30/10	5.3		S
CV at Lake Mary		8,140	8,088	6.59%	06/30/10	5.3	F	S
CV at Research Park		12,775	12,775	3.29%	06/15/26	21.2	C	S
CG at River Oaks		10,671	10,629	5.54%	09/01/13	8.4		S
CG at River Plantation		11,887	11,772	7.09%	10/15/08	3.5		S
CG at Sugarloaf		17,729	17,516	7.38%	04/05/06	1.0		S
CV at Timothy Woods *		9,182	9,143	7.49%	09/01/09	4.4		S
CV at Trussville		16,048	15,961	4.03%	04/01/12	7.0	B	S
Office Properties
Colonial Center 100 at Mansell Overlook		16,194	16,129	8.25%	01/10/08	2.8		S
Retail Properties
CP Montgomery		11,824	11,773	7.49%	09/01/06	1.4		S
CP Boulevard Square		27,136	27,060	7.22%	08/01/32	27.4		S
CS Pines Plaza		9,288	9,290	5.42%	10/01/10	5.5		S
CP Deerfield		31,932	31,821	5.90%	02/01/13	7.8		S
CS College Paarkway		7,479	7,457	7.10%	07/01/09	4.3		S
Village on the Parkway		47,000	47,000	5.77%	07/11/11	6.3		S

Total Corporate Debt		$1,855,965	$1,926,284	5.66%		6.1

1Q05	- 27 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: UNCONSOLIDATED SUBSIDIARIES

	% Owned	12/31/04	03/31/05	Interest Rate	Maturity Date	Remaining	Notes
Multifamily Properties
Barrington, LLC (CG)	15.0%	$950	$947	7.60%	10/01/09	4.5		S
Cahaba Heights, LLC (CV)	15.0%	793	—					S
Mountain Brook, LLC (CG)	15.0%	2,368	2,359	7.60%	10/01/09	4.5		S
River Hills, LLC (CG)	15.0%	3,756	—					S
Stockbridge, LLC (CV)	15.0%	1,494	1,489	7.60%	10/01/09	4.5		S
Hillwood, LLC (CV)	15.0%	500	500	4.18%	12/15/30	25.7	C	S
Hillwood, LLC (CV)	15.0%	290	287	7.80%	10/01/20	15.5		S
Inverness Lakes I, LLC (CV)	15.0%	600	600	4.14%	12/15/30	25.7	C	S
Inverness Lakes I, LLC (CV)	15.0%	319	316	7.80%	07/01/20	15.3		S
Inverness Lakes II, LLC (CV)	15.0%	1,955	1,949	8.11%	05/01/10	5.1		S
Rocky Ridge, LLC (CV)	15.0%	900	900	4.31%	12/15/30	25.7	C	S
Rocky Ridge, LLC (CV)	15.0%	276	272	7.74%	10/01/16	11.5		S
Bayshore (CG)	25.0%	4,901	4,886	6.85%	11/01/11	6.6		S
Palma Sola (CG)	25.0%	3,927	3,916	7.03%	04/01/12	7.0		S
Cunningham	20.0%	2,794	2,787	5.18%	06/15/09	4.2		S
Colony Woods	10.0%	1,715	1,715	4.18%	11/04/08	3.6		S
Madison at Shoal Run	10.0%	980	980	4.18%	11/04/08	3.6		S
Meadows at Brook Highland	10.0%	1,536	1,536	4.18%	11/04/08	3.6		S
Brentwood (CG)	25.0%	3,735	3,725	7.22%	01/01/11	5.8		S
Hendersonville (CV)	25.0%	3,661	3,651	7.22%	01/01/11	5.8		S
Pinnacle High Resort — Fixed	20.0%	2,966	2,966	4.67%	11/01/11	6.6		S
Pinnacle High Resort — Floating	20.0%	742	742	3.55%	11/01/11	6.6	A	S
Pinnacle Estates — Fixed	20.0%	3,312	3,312	4.67%	11/01/11	6.6		S
Pinnacle Estates — Floating	20.0%	828	828	3.55%	11/01/11	6.6	A	S
Hacienda Del Rio — Fixed	20.0%	973	973	4.67%	11/01/11	6.6		S
Hacienda Del Rio — Floating	20.0%	243	243	3.55%	11/01/11	6.6	A	S
Pinnacle at High Desert — Fixed	20.0%	5,535	5,535	4.67%	11/01/11	6.6		S
Pinnacle at High Desert — Floating	20.0%	1,384	1,384	3.55%	11/01/11	6.6	A	S
Desert Lakes — Fixed	20.0%	1,904	1,904	4.67%	11/01/11	6.6		S
Desert Lakes — Floating	20.0%	476	476	3.55%	11/01/11	6.6	A	S
Flamingo West — Fixed	20.0%	3,151	3,151	4.67%	11/01/11	6.6		S
Flamingo West — Floating	20.0%	788	788	3.55%	11/01/11	6.6	A	S
Talavera — Fixed	20.0%	3,780	3,780	4.67%	11/01/11	6.6		S
Talavera — Floating	20.0%	945	945	3.55%	11/01/11	6.6	A	S
Colonial Del Rio — Fixed	20.0%	1,307	1,307	4.67%	11/01/11	6.6		S
Colonial Del Rio — Floating	20.0%	327	327	3.55%	11/01/11	6.6	A	S
Fairway Crossings — Fixed	20.0%	2,051	2,051	4.67%	11/01/11	6.6		S
Fairway Crossings — Floating	20.0%	513	513	3.55%	11/01/11	6.6	A	S
Posada Del Este — Fixed	20.0%	891	891	4.67%	11/01/11	6.6		S
Posada Del Este — Floating	20.0%	223	223	3.55%	11/01/11	6.6	A	S
Casalindas — Fixed	20.0%	991	991	4.67%	11/01/11	6.6		S
Casalindas — Floating	20.0%	248	248	3.55%	11/01/11	6.6	A	S
Pinnacle Heights — Fixed	20.0%	2,775	2,775	4.67%	11/01/11	6.6		S
Pinnacle Heights — Floating	20.0%	694	694	3.55%	11/01/11	6.6	A	S
Spring Hill — Fixed	20.0%	1,301	1,301	4.67%	11/01/11	6.6		S
Spring Hill — Floating	20.0%	325	325	3.85%	11/01/11	6.6	A	S
Rancho Viejo — Fixed	20.0%	1,534	1,534	4.67%	11/01/11	6.6		S
Rancho Viejo — Floating	20.0%	383	383	3.85%	11/01/11	6.6	A	S
La Entrada — Fixed	20.0%	890	890	4.67%	11/01/11	6.6		S
La Entrada — Floating	20.0%	222	222	3.55%	11/01/11	6.6	A	S
Arabian Trails — Fixed	20.0%	3,044	3,044	4.67%	11/01/11	6.6		S
Arabian Trails — Floating	20.0%	761	761	3.55%	11/01/11	6.6	A	S

1Q05	- 28 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

Office Properties
Land Title Building	33.3%	478	471	8.10%	02/01/15	9.8		S

Retail Properties
CP Hoover	10.0%	1,737	1,729	5.94%	01/11/13	7.8		S
Parkway Place	45.0%	26,471	26,353	3.09%	12/20/05	0.7	A	S

Total Unconsolidated Property Debt		$111,638	$106,871	4.79%		5.3

Consolidated & Unconsolidated Debt *(1)		$1,967,603	$2,033,155	5.61%		6.1

Notes:

(1) See Debt Summary: Consolidated & Unconslidated Debt and Total Market Capitalization on page 18 for reconciliation.

A	Floating Rate Debt
B	Floating Rate Debt — Capped
C	Floating Rate Debt — Tax Exempt
D	Floating Rate Debt — Swapped from Fixed Rate
E	Fixed Rate Debt — Tax Exempt
F	Fixed Rate Debt — Swapped from Floating Rate
Debt without a notation is Fixed Rate Debt

U	Unsecured Debt
S	Secured Debt

1Q05	- 29 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

MULTIFAMILY DIVISIONAL NOI *(1)

($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Same-Property Portfolio *(2)
Divisional Revenues	21,211	21,668	22,235	22,457	87,570	22,618				22,618
Divisional Expenses	8,270	8,285	8,780	8,438	33,773	8,811				8,811

Divisional NOI	12,941	13,383	13,454	14,019	53,797	13,807				13,807

Divisional NOI Margin	61.0%	61.8%	60.5%	62.4%	61.4%	61.0%				61.0%

NOI Growth *(3)	1.6%	3.9%	2.4%	5.5%	3.4%	6.7%				6.7%
NOI Growth — Sequential	-4.7%	3.2%	-0.8%	8.2%		-1.5%

Total Division Portfolio
Divisional Revenues	26,548	28,716	31,831	36,318	123,413	38,278				38,278
Divisional Expenses	10,373	10,994	12,822	13,927	48,116	15,216				15,216

Divisional NOI	16,175	17,722	19,009	22,391	75,297	23,062				23,062

Divisional NOI Margin	60.9%	61.7%	59.7%	61.7%	61.0%	60.2%				60.2%

NOI Growth	5.5%	16.9%	24.0%	39.3%	21.7%	42.6%				42.6%

Notes:

(1) For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.
(2) The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.
(3) The 2004 same-property growth reflects performance of the 2004 same-property portfolio, which does not include any unconsolidated assets.

SUMMARY BY MARKET *(1)

		Total Multifamily Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	1,765	8.1%	11.2%	—	0.0%
Austin	TX	1,045	4.8%	3.0%	533	5.3%	5.4%	8.8%	1.2%	5.4%	6.9%	3.5%
Birmingham	AL	4,518	20.7%	18.2%	2,810	27.7%	5.9%	5.2%	6.4%	5.9%	2.9%	8.0%
Huntsville	AL	1,572	7.2%	8.7%	1,572	15.5%	2.0%	1.4%	2.3%	2.0%	-1.2%	3.8%
Orlando	FL	2,857	13.1%	21.8%	2,777	27.4%	11.8%	8.2%	13.9%	11.8%	6.1%	15.2%
Other		10,028	46.0%	37.0%	2,447	24.1%	4.0%	8.5%	1.6%	4.0%	16.5%	-2.8%

Total		21,785	100.0%	100.0%	10,139	100.0%	6.6%	6.5%	6.7%	6.6%	6.5%	6.7%

Notes:

(1) For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

10Q5	- 30 -	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

OPERATIONAL STATISTICS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$800	$805	$814	$813		$813
change	1.2%	1.6%	2.1%	2.1%		1.6%
Total Division *(2)	$796	$824	$822	$828		$833
change	-0.3%	4.3%	3.3%	5.9%		4.7%
Tot Div-Consol Assets Only *(2)	799	827	807	834		838
change	-0.4%	4.4%	1.5%	12.9%		4.8%
End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.73	$0.74	$0.75	$0.75		$0.75
change	1.2%	1.6%	2.1%	2.1%		2.2%
Total Division *(2)	$0.74	$0.76	$0.76	$0.78		$0.78
change	0.3%	3.3%	3.9%	7.0%		4.8%
Tot Div-Consol Assets Only *(2)	$0.74	$0.76	$0.74	$0.78		$0.77
change	0.3%	3.4%	1.7%	6.8%		4.4%

Scheduled Base Rent per Unit Per Month Reconciliation
Same-Property
Scheduled Rent	$800	$805	$814	$813		$813
Less: Vacancy & Concessions *(3)	(157)	(147)	(149)	(140)		(123)
Less: Effect of Change To Qtrly Avg	—	(1)	—	—		—

Rent / Unit — Consolidated Assets	$643	$657	$665	$673		$690

Total Division
Scheduled Rent	$796	$824	$822	$828		$833
Less: Vacancy & Concessions *(3)	(159)	(159)	(159)	(161)		(147)
Less: Eff — Ch To Qtrly Avg & Disp.	—	(19)	—	—		—

Monthly Rent/Unit	637	646	663	667		686

Effect of Unconsolidated Assets	1	3	1	8		(4)

Rent / Unit — Consolidated Assets	$638	$649	$664	$675		$682

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3		3
Mult by: Avg # of Cons. Units for Pd	12,391	13,075	13,985	14,687		15,240

Revenue	$23,710	$25,447	$27,863	$29,731		$31,175

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	[Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

1Q05	-31-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

OPERATIONAL STATISTICS CONT’D

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Apartment Homes
Units — Consolidated Assets	12,391	13,814	14,398	14,842	13,861	15,240				15,240

Unconsolidated Assets (at %)	534	733	887	1,732	972	1,597				1,597
Unconsol. — Cost Method (at %)	109	344	165	—	155	—				—

Units in Lease-Up		12	48	647	236	428				428
1st Yr Acquisition Units — Consolidated		1,411	1,643	2,947	2,000	2,947				2,947
Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$1,438	$2,053	$2,498	$2,099	$8,088	$1,914				$1,914
Revenue-Enhancing	11	28	21	13	73	4				4
Admin — Division	14	27	61	74	176	118				118

Total w/o Acquisition-Related	1,463	2,108	2,580	2,186	8,337	2,036				2,036
Acquisition-Related *(2)	116	212	598	691	1,617	323				323

Total	1,579	2,320	3,178	2,877	9,954	2,359				2,359
Less: Unconsolidated Assets	(25)	(50)	(91)	(306)	(472)	(292)				(292)

Total — Consolidated Assets	$1,554	$2,270	$3,087	$2,571	$9,482	$2,067				$2,067

Capital Expenditures per Unit *(3)
Regular Maintenance	$112	$161	$186	$162	$650	$142				$142
Revenue-Enhancing	1	2	2	1	6	0				0

Total w/o Acquisition-Related	113	163	188	163	656	142				142
Total — Consolidated Assets	$115	$164	$191	$161	$661	$137				$137

Notes:

(1)	See page 17 for a reconciliation to the Income Statement.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

(3)	Per unit data does not include units in lease-up, properties held under the cost basis of accounting or 1st year acquisition units.

1Q05	-32-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			Avg	%			Total
Property	Location		Age	Own	Units	SF (000s)	1Q04	2Q04	3Q04	4Q04	1Q05
CONSOLIDATED PROPERTIES
CG at Arringdon	Raleigh/Durham	NC		100%	320	308.2	95.2%	96.3%	84.7%	86.8%	96.6%
CG at Berkeley Lake	Atlanta	GA		100%	180	243.9		95.6%	92.2%	95.0%	97.2%
CG at Beverly Crest	Charlotte	NC		100%	300	278.7				88.7%	96.3%
CG at Cypress Crossing	Orlando	FL		100%	250	314.6	95.2%	95.2%	98.9%	96.1%	98.1%
CG at Edgewater	Huntsville	AL		100%	500	541.7	91.4%	94.8%	92.2%	91.2%	95.0%
CG at Galleria	Birmingham	AL		100%	1,080	1,205.7	95.4%	97.8%	94.3%	95.3%	96.2%
CG at Heather Glen	Orlando	FL		100%	448	523.2	98.4%	96.7%	98.8%	98.9%	98.7%
CG at Heathrow	Orlando	FL		100%	312	353.2	94.7%	96.5%	99.0%	99.8%	100.0%
CG at Hunter’s Creek	Orlando	FL		100%	496	624.5	96.9%	98.7%	98.5%	99.0%	99.4%
CG at Lakewood Ranch	Sarasota	FL		100%	288	301.7	94.4%	94.1%	96.9%	96.8%	97.6%
CG at Liberty Park	Birmingham	AL		100%	300	338.7	97.2%	99.0%	97.3%	92.7%	95.7%
CG at Madison	Huntsville	AL		100%	336	354.6	92.9%	94.3%	97.3%	95.8%	96.4%
CG at McGinnis Ferry	Atlanta	GA		100%	434	516.0				97.5%	94.2%
CG at Metrowest	Orlando	FL		100%	311	313.5	97.4%	97.1%	98.7%	97.1%	98.4%
CG at Mount Vernon	Atlanta	GA		100%	213	257.2		98.6%	96.7%	96.2%	97.7%
CG at Natchez Trace	Jackson	MS		100%	328	342.8	97.9%	97.3%	96.9%	90.2%	90.9%
CG at Patterson Place	Raleigh/Durham	NC		100%	252	238.7				88.5%	99.2%
CG at Promenade	Montgomery	AL		100%	384	478.0	96.6%	96.1%	96.4%	90.1%	98.2%
CG at River Oaks	Atlanta	GA		100%	216	276.2		96.8%	94.9%	95.4%	94.9%
CG at River Plantation	Atlanta	GA		100%	232	310.5		98.7%	94.4%	96.1%	98.3%
CG at Riverchase	Birmingham	AL		100%	468	745.8	97.1%	98.1%	99.4%	96.1%	96.5%
CG at Seven Oaks	Tampa	FL		100%	318	301.1			LU	LU	98.1%
CG at Sugarloaf	Atlanta	GA		100%	250	328.6		96.0%	95.2%	96.0%	94.8%
CG at The Reservoir	Jackson	MS		100%	170	195.2	100.0%	97.1%	95.3%	92.4%	93.5%
CG at TownPark Reserve	Orlando	FL		100%	80	76.5		LU	LU	LU	98.8%
CG at TownPark	Orlando	FL		100%	456	564.1	96.3%	97.6%	96.5%	97.1%	98.0%
CV at Ashford Place	Mobile	AL		100%	168	145.6	96.4%	97.0%	98.2%	97.0%	95.8%
CV at Caledon Wood	Greenville	SC		100%	350	348.3	97.7%	93.7%	95.4%	96.0%	96.6%
CV at Haverhill	San Antonio	TX		100%	322	329.6	92.2%	93.5%	94.7%	93.2%	94.4%
CV at Huntleigh Woods	Mobile	AL		100%	233	198.9	93.3%	92.7%	96.1%	95.3%	95.3%
CV at Inverness	Birmingham	AL		100%	586	508.6	98.6%	97.5%	95.1%	95.2%	95.9%
CV at Lake Mary	Orlando	FL		100%	504	431.4	91.1%	99.0%	96.6%	98.0%	98.6%
CV at Quarry Oaks	Austin	TX		100%	533	459.8	90.2%	92.3%	92.9%	94.0%	96.1%
CV at Research Park	Huntsville	AL		100%	736	809.3	95.0%	97.7%	95.1%	95.2%	96.9%
CV at Sierra Vista	Austin	TX		100%	232	205.6			94.0%	94.8%	95.7%
CV at Silverado I	Austin	TX		100%	76	76.3				LU	LU
CV at Timothy Woods	Athens	GA		100%	204	211.4	97.1%	96.6%	93.1%	92.2%	95.6%
CV at Trussville	Birmingham	AL		100%	376	410.3	96.5%	97.9%	97.3%	94.7%	94.9%
CV at Twin Lakes	Orlando	TX		100%	352	320.0			LU	LU	LU

TOTAL CONSOLIDATED	39		8.9		13,594	14,787.9	95.4%	96.6%	95.6%	94.9%	96.6%

UNCONSOLIDATED PROPERTIES
CG at Barrington	Macon	GA		15%	176	191.9	93.2%	94.9%	96.0%	93.2%	86.9%
CG at Bayshore	Sarasota	FL		25%	376	371.6		94.1%	96.8%	100.0%	97.1%
CG at Brentwood	Nashville	TN		25%	254	258.7			92.3%	85.4%	96.1%
CG at Inverness Lakes	Mobile	AL		15%	312	332.5	81.3%	87.2%	85.9%	88.5%	87.8%
CG at Mountain Brook	Birmingham	AL		15%	392	392.7	93.1%	95.2%	98.2%	97.9%	95.9%
CG at Palma Sola	Sarasota	FL		25%	340	291.8		95.8%	96.0%	98.6%	96.7%
Colony Woods	Birmingham	AL		10%	414	450.7	97.8%	97.1%	98.3%	96.1%	98.6%
Cunningham	Austin	TX		20%	280	257.4		91.8%	91.1%	92.9%	98.6%
CV at Hendersonville	Nashville	TN		25%	364	341.8			97.1%	84.1%	92.3%
CV at Hillwood	Montgomery	AL		15%	160	151.0	100.0%	95.0%	94.4%	86.3%	98.1%
CV at Inverness Lakes	Mobile	AL		15%	186	181.0	93.0%	91.9%	95.2%	96.2%	96.2%
CV at Rocky Ridge	Birmingham	AL		15%	226	258.9	93.8%	95.6%	90.7%	92.9%	94.7%
CV at Stockbridge	Atlanta	GA		15%	240	266.1	95.4%	97.1%	92.1%	95.0%	95.4%

1Q05	-33-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			Avg	%	Total
Property	Location		Age	Own	Units	SF (000s)	1Q04	2Q04	3Q04	4Q04	1Q05
Madison at Shoal Run	Birmingham	AL		10%	276	249.3	97.5%	97.5%	98.6%	97.1%	98.6%
Meadows at Brook Highland	Birmingham	AL		10%	400	465.6	95.3%	93.0%	96.8%	99.5%	96.5%
Arabian Trails	Phoenix	AZ		20%	384	347.2				94.8%	97.9%
Casa Lindas	Tucson	AZ		20%	144	160.6				92.4%	93.8%
Colonia del Rio	Tucson	AZ		20%	176	177.9				91.5%	90.9%
Desert Lakes	Las Vegas	NV		20%	184	188.4				96.2%	98.4%
Fairway Crossing	Phoenix	AZ		20%	310	303.2				94.8%	95.5%
Hacienda del Rio	Tucson	AZ		20%	248	152.5				91.1%	95.2%
La Entrada	Phoenix	AZ		20%	130	112.8				96.9%	98.5%
Pinnacle Estates	Albuquerque	NM		20%	294	313.4				91.2%	93.9%
Pinnacle Flamingo West	Las Vegas	NV		20%	324	320.4				92.9%	97.8%
Pinnacle Heights	Tucson	AZ		20%	310	339.4				93.9%	92.3%
Pinnacle High Desert	Albuquerque	NM		20%	430	478.0				93.0%	88.4%
Pinnacle High Resort	Albuquerque	NM		20%	301	322.8				86.0%	90.4%
Posada del Este	Phoenix	AZ		20%	148	128.9				94.6%	99.3%
Rancho Viejo	Phoenix	AZ		20%	266	207.4				91.7%	94.0%
Springhill	Tucson	AZ		20%	224	175.5				88.4%	96.0%
Talavera	Las Vegas	NV		20%	350	353.7				94.6%	98.0%

TOTAL UNCONSOLIDATED	31				8,619	8,542.9
UNCONSOLIDATED WTD FOR CLP % OWNED			5.5		1,597	1,566.5	93.4%	94.2%	94.9%	93.1%	95.0%

PROPERTIES SOLD
CG at Ponte Vedra	Jacksonville	FL		15%	240	211.6	93.7%	93.7%
CV at Vernon Marsh	Savannah	GA			178	151.2	98.3%	96.6%	96.1%
CV at Cahaba Heights	Birmingham	AL		15%	125	131.9	94.4%	91.2%	96.8%	92.0%
CG at Riverhills	Tampa	FL		15%	776	690.3	93.9%	92.7%	90.9%	91.4%
CV at Ashley Plantation	Bluffton	SC			414	425.1	93.7%	92.3%	91.8%	89.4%
CG at Galleria Woods	Birmingham	AL			244	260.7	97.5%	96.3%	95.5%	98.8%
CG at Gainesville	Gainesville	FL			560	488.6	95.7%	92.1%	99.3%	96.1%
CV at TownPark	Sarasota	FL			272	316.4	94.4%	96.3%	94.5%	92.7%
CV at Walton Way	Augusta	GA			256	254.2	92.2%	89.5%	90.2%	92.2%
CG at Wesleyan	Macon	GA			328	381.9	95.7%	93.3%	89.9%	93.6%

TOTAL SOLD	10				3,393	3,312.0	95.0%	93.3%	94.1%	93.6%

THIRD-PARTY MANAGED PROPERTIES
Hawthorn Groves	Orlando	FL		0%	328	362.8
CMS Carrollwood Assoc, LP	Tampa	FL		0%	244	286.1
CMS Colony Park	Mobile	AL		0%	201	142.2
CMS Hillcrest	Mobile	AL		0%	104	114.4
CMS McGehee Place	Montgomery	AL		0%	468	409.5
CMS Monte D’ro, LLC	Birmingham	AL		0%	200	295.8
CMS No. Ingle Assoc, LP	Macon	GA		0%	140	133.3
CMS Patio Assoc, LP	Auburn	AL		0%	240	179.0
CMS Rivermont	Nashville	TN		0%	106	115.3
CMS Ski Lodge — Tuscaloosa	Tuscaloosa	AL		0%	304	273.1
CMS Spring Creek Assoc, LP	Macon	GA		0%	296	328.0
CMS Stonebridge Crossing	Memphis	TN		0%	500	450.7
PH Coursey Place	Baton Rouge	LA		0%	352	344.3
PH Harbour View	Chattanooga	TN		0%	308	310.0
PH Rocky Ridge	Atlanta	GA		0%	300	346.4

TOTAL MANAGED	15				4,091	4,091.0

1Q05	-34-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

		Avg	%	Total
Property	Location	Age	Own	Units	SF (000s)	1Q04	2Q04	3Q04	4Q04	1Q05
SUMMARY

				Occupancies Weighted for CLP% Owned
Consolidated	39			13,594	14,787.9	95.4%	96.6%	95.6%	94.9%	96.6%
Unconsolidated	31			8,619	8,542.9	93.4%	94.2%	94.9%	93.1%	95.0%

Subtotal - Current Portfolio	70			22,213	23,330.8	95.3%	96.5%	95.6%	94.7%	96.4%

Managed	15			4,091	4,091.0

Total Owned/Managed	85			26,304	27,421.8

Sold	10			3,393	3,312.0	95.0%	93.3%	94.1%	93.6%

Occy Incl. Sold Assets	95					95.3%	96.0%	95.4%	94.6%	96.4%

By Property Type (Consolidated & Unconsolidated Assets)
Colonial Grands	32			10,772	12,171.8	95.8%	96.8%	95.8%	94.8%	96.7%
Colonial Villages	18			5,848	5,654.0	94.6%	96.0%	95.1%	94.9%	96.1%
Other	20			5,593	5,505.0	96.8%	94.4%	95.5%	93.2%	95.2%

Total Division	70			22,213	23,330.8	95.3%	96.5%	95.6%	94.7%	96.4%

Same-Property Occupancy
Same-Property Portfolio *	25			10,139	11,050.5	95.4%	96.6%	96.2%	95.3%	96.6%

Economic Occupancy
Same-Property Portfolio *	25			10,139	11,050.5	80.3%	81.7%	81.7%	82.8%	84.9%
Consolidated Assets	39			13,594	14,787.9
Unconsolidated Assets	31			8,619	8,542.9
Total Division	70			22,213	23,330.8	80.3%	80.7%	80.7%	80.9%	82.4%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

Notes:
CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

1Q05	-35-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	Units	Occy	#	Units	Occy	#	Units	Occy	#	Units	#	Units

Birmingham	AL	5	2,810	96.0%	5	1,708	97.0%	10	4,518	96.3%	1	200	11	4,718
Auburn	AL										1	240	1	240
Huntsville	AL	3	1,572	96.2%				3	1,572	96.2%			3	1,572
Mobile	AL	2	401	95.5%	2	498	91.0%	4	899	93.0%	2	305	6	1,204
Montgomery	AL	1	384	98.2%	1	160	98.1%	2	544	98.2%	1	468	3	1,012
Tuscaloosa	AL										1	304	1	304

ALABAMA		11	5,167	96.2%	8	2,366	95.8%	19	7,533	96.0%	6	1,517	25	9,050

Phoenix	AZ				5	1,238	96.7%	5	1,238	96.7%			5	1,238
Tucson	AZ				5	1,102	93.6%	5	1,102	93.6%			5	1,102

ARIZONA					10	2,340	95.3%	10	2,340	95.3%			10	2,340

Orlando	FL	8	2,857	98.8%				8	2,857	98.8%	1	328	9	3,185
Sarasota	FL	1	288	97.6%	2	716	96.9%	3	1,004	97.1%			3	1,004
Tampa	FL	1	318	98.1%				1	318	98.1%	1	244	2	562

FLORIDA		10	3,463	98.6%	2	716	96.9%	12	4,179	98.3%	2	572	14	4,751

Macon	GA				1	176	86.9%	1	176	86.9%	2	436	3	612
Athens	GA	1	204	95.6%				1	204	95.6%			1	204
Atlanta	GA	6	1,525	95.9%	1	240	95.4%	7	1,765	95.8%	1	300	8	2,065

GEORGIA		7	1,729	95.8%	2	416	91.8%	9	2,145	95.1%	3	736	12	2,881

Baton Rouge	LA										1	352	1	352

LOUISIANA											1	352	1	352

Jackson	MS	2	498	91.8%				2	498	91.8%			2	498

MISSISSIPPI		2	498	91.8%				2	498	91.8%			2	498

Charlotte	NC	1	300	96.3%				1	300	96.3%			1	300
Raleigh/Durham	NC	2	572	97.7%				2	572	97.7%			2	572

NORTH CAROLINA		3	872	97.2%				3	872	97.2%			3	872

Albuquerque	NM				3	1,025	90.5%	3	1,025	90.5%			3	1,025

NEW MEXICO					3	1,025	90.5%	3	1,025	90.5%			3	1,025

Las Vegas	NV				3	858	98.0%	3	858	98.0%			3	858

NEVADA					3	858	98.0%	3	858	98.0%			3	858

Greenville	SC	1	350	96.6%				1	350	96.6%			1	350

SOUTH CAROLINA		1	350	96.6%				1	350	96.6%			1	350

Austin	TX	2	765	95.9%	1	280	98.6%	3	1,045	96.7%			3	1,045
San Antonio	TX	1	322	94.4%				1	322	94.4%			1	322

TEXAS		3	1,087	95.5%	1	280	98.6%	4	1,367	96.1%			4	1,367

Chattanooga	TN										1	308	1	308
Memphis	TN										1	500	1	500
Nashville	TN				2	618	93.9%	2	618	93.9%	1	106	3	724

TENNESSEE					2	618	93.9%	2	618	93.9%	3	914	5	1,532

TOTAL		37	13,166	96.6%	31	8,619	95.0%	68	21,785	96.4%	15	4,091	83	25,876

Note:

Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

Does not include properties in lease-up or development.

1Q05	-36-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

NET OPERATING INCOME *(1)

($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Same-Property Portfolio *(2)
Divisional Revenues *(3)	23,543	23,465	24,532	24,128	95,668	22,573				22,573
Divisional Expenses	6,836	6,736	7,105	7,153	27,830	7,113				7,113

Divisional NOI	16,707	16,728	17,427	16,976	67,838	15,460				15,460

Divisional NOI Margin	71.0%	71.3%	71.0%	70.4%	70.9%	68.5%				68.5%
growth *(4)	-0.9%	-13.9%	4.2%	0.1%	-3.0%	-7.5%				-7.5%

Same-Property without Terminations
Lease Terminations	(347)	(37)	(922)	(345)	(1,651)	(67)				(67)

Divisional NOI w/o Term.	16,359	16,691	16,505	16,631	66,186	15,393				15,393

growth w/o terminations	-2.1%	-1.8%	-1.2%	-1.6%	-1.7%	-5.9%				-5.9%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	24,028	24,206	25,186	25,270	98,690	25,082				25,082
Divisional Expenses	7,027	6,937	7,313	7,455	28,732	7,821				7,821

Divisional NOI	17,001	17,269	17,872	17,815	69,957	17,261				17,261

Divisional NOI Margin	70.8%	71.3%	71.0%	70.5%	70.9%	68.8%				68.8%
growth	7.0%	-4.9%	13.4%	11.1%	6.3%	1.5%				1.5%

Notes:
(1) For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.
(2) The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.
(3) Straight-line rents are included.
(4) The 2004 same-property growth reflects performance of the 2004 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY MARKET *(1)

					Same-Property
		Total Office Division					Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	862	13.7%	17.8%	862	16.5%	0.1%	5.5%	-1.8%	0.1%	5.5%	-1.8%
Birmingham	AL	1,387	22.1%	19.9%	1,377	26.4%	-17.6%	0.1%	-24.2%	-17.6%	0.1%	-24.2%
Huntsville	AL	1,593	25.4%	22.6%	1,141	21.9%	-3.3%	1.3%	-5.0%	-3.3%	1.3%	-5.0%
Montgomery	AL	265	4.2%	3.7%	228	4.4%	12.1%	-0.1%	20.0%	12.1%	-0.1%	20.0%
Orlando	FL	1,505	24.0%	27.6%	1,315	25.2%	2.8%	7.7%	0.6%	2.8%	7.7%	0.6%
Tampa	FL	664	10.6%	8.3%	293	5.6%	-3.7%	8.1%	-11.7%	-3.7%	8.1%	-11.7%

Total		6,277	100.0%	100.0%	5,217	100.0%	-4.1%	4.1%	-7.5%	-4.1%	4.1%	-7.5%

Notes:

(1) For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

1Q05	-37-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

OPERATIONAL STATISTICS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Base Rent per SF - Straight Line (See Reconciliation Below)
Same-Property *(1)	$18.73	$18.76	$18.56	$18.67		$18.34
change	-1.2%	0.4%	-1.2%	-1.5%		-2.1%
Total Division *(2)	$18.39	$18.33	$18.12	$18.14		$17.84
change	-4.7%	-3.8%	-5.0%	-4.8%		-3.0%

Base Rent per SF — Cash (See Reconciliation Below)
Same-Property *(1)	$17.80	$18.03	$18.07	$18.02		$17.51
change	-1.8%	-1.3%	-1.5%	-2.7%		-1.6%
Total Division *(2)	$17.49	$17.60	$17.63	$17.48		$16.90
change	-6.5%	-5.5%	-4.8%	-5.5%		-3.4%

Base Rent per SF Reconciliation
Same-Property
Cash Rent per SF	$17.80	$18.03	$18.07	$18.02		$17.51
Effects of Concessions & Contractual Rent Increases	0.93	0.73	0.49	0.65		0.83

S-L Rents per SF — Consolidated	$18.73	$18.76	$18.56	$18.67		$18.34

Total Division
Cash Rent per SF	$17.49	$17.60	$17.63	$17.48		$16.90
Concess. & Contract. Rent Incr.	0.90	0.73	0.49	0.66		0.94

Straight-Lined Rents per SF	18.39	18.33	18.12	18.14		17.84

Effect of Unconsolidated Assets	—	—	—	—		—

S-L Rents per SF — Consolidated	$18.39	$18.33	$18.12	$18.14		$17.84

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4		4
Mult by: Avg Occupied SF — Cons.	4,966	5,132	5,187	5,329		5,471

Revenue	$22,831	$23,518	$23,498	$24,169		$24,400

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
(1) The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.
(2) Total division statistics exclude properties in lease-up. Total Division statistics are reconciled to Consolidated Only above.

1Q05	-38-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

OPERATIONAL STATISTICS CONT’D

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Square Feet (in 000s)
Total SF	5,696	5,695	5,670	5,850	5,728	6,277				6,277
SF — Unconsolidated Assets	(10)	(10)	(10)	(10)	(10)	(10)				(10)

SF — Consolidated Assets	5,686	5,685	5,660	5,840	5,718	6,267				6,267

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	396	178	334	493	$1,401	286				$286
Revenue- Enhancing	—	—	—	—	—	—				—
Tenant Improvements	1,143	1,947	2,184	3,062	8,336	3,672				3,672
Leasing Commissions	779	1,393	794	767	3,733	1,675				1,675
Admin — Division	9	2	168	4	183	6				6

Total	2,327	3,520	3,480	4,326	13,653	5,639				5,639
Less: Unconsolidated Assets	—	—	—	—	—	—				—

Total — Consolidated Assets	$2,327	$3,520	$3,480	$4,326	$13,653	$5,639				$5,639

Capital Expenditures per SF
Regular Maintenance	$0.07	$0.03	$0.06	$0.08	$0.24	$0.05				$0.05
Revenue- Enhancing	—	—	—	—	—	—				—
Tenant Improvements	0.20	0.34	0.39	0.52	1.46	0.59				0.59
Leasing Commissions	0.14	0.24	0.14	0.13	0.65	0.27				0.27

Total	0.41	0.62	0.61	0.74	2.38	$0.90				$0.90

Total — Consolidated Assets	$0.41	$0.62	$0.61	$0.74	$2.39	$0.90				$0.90

Notes:
 (1) See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

		Consolidated Assets
		% of Leased		% of
	SF	SF	Rent	Total
2005	487	8%	$8,772	9%
2006	857	15%	15,112	15%
2007	1,095	19%	20,053	20%
2008	553	9%	9,494	10%
2009	564	10%	9,732	10%
2010 +	2,314	39%	34,825	36%

Total Leased SF	5,870		$97,988

TENANT CONCENTRATION
(SF in 000s)

	Consolidated Assets
	% of Total
	SF	Co. Rev
1 FISERV Solutions	282.7	1.7%
2 Veritas Software	146.2	0.9%
3 Witness Systems	96.5	0.8%
4 Ace Insurance	98.1	0.7%
5 General Services Admin	135.9	0.6%
6 DRS Test and Energy Mgmt	215.5	0.5%
7 Imery’s	78.8	0.5%
8 Fair Issac	71.4	0.5%
9 AmSouth Bank	62.3	0.5%
10 Blue Cross & Blue Shield	72.3	0.4%

1Q05	-39-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

LEASING EXECUTION - CONSOLIDATED ASSETS

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal	96.1	207.2	75.4	235.8	614.6	166.3				166.3
New	104.4	119.7	158.5	160.0	542.6	149.9				149.9
Development	13.6	3.6	12.3	5.5	35.0	3.9				3.9

Total	214.1	330.5	246.3	401.3	1,192.2	320.1				320.1

Annual Rent $- Straight Line
Renewal	$17.13	$17.16	$15.74	$16.61	$16.77	$17.30				$17.30
New	14.39	17.45	15.39	16.44	15.96	16.30				16.30
Development	21.24	20.01	20.34	21.82	20.89	21.93				21.93

Total	$16.06	$17.30	$15.75	$16.61	$16.52	$16.89				$16.89

Annual Rent $- Cash *(2)
Renewal	$16.82	$16.22	$15.52	$15.67	$16.02	$14.56				$14.56
New	10.94	14.53	13.86	15.71	13.99	15.95				15.95
Development	20.10	16.25	19.15	21.35	19.57	21.50				21.50

Total	$14.16	$15.61	$14.63	$15.76	$15.20	$15.30				$15.30

Concession $
Renewal	$0.13	$0.10	$—	$1.62	$0.68	$0.45				$0.45
New	3.21	3.91	5.19	0.99	3.29	3.19				3.19
Development	1.27	—	1.94	2.48	1.57	—				—
Total	$1.71	$1.48	$3.44	$1.38	$1.89	$1.73				$1.73

TI Committed $
Renewal	$0.74	$3.97	$1.39	$10.17	$5.52	$6.28				$6.28
New	12.46	16.58	16.41	14.50	15.12	13.06				13.06
Development	27.07	25.00	16.76	30.55	23.79	30.00				30.00

Total	$8.13	$8.76	$11.82	$12.17	$10.43	$9.75				$9.75

Leasing Commissions $
Renewal	$0.16	$3.70	$0.66	$4.21	$2.97	$4.41				$4.41
New	3.52	5.71	5.44	3.92	4.68	3.50				3.50
Development	2.70	6.14	2.78	0.86	2.78	0.50				0.50

Total	$1.96	$4.45	$3.84	$4.04	$3.74	$3.94				$3.94

Notes:
(1) Square feet leased during the quarter.
(2) First full year rent for square feet produced during the quarter. The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	YTD ’05
Cash Rents	$14.16	$15.61	$14.63	$15.76	$15.20	$15.30	$15.30
Concess. and Contract. Rent Incr.	1.90	1.69	1.12	0.85	1.32	1.58	1.58
Straight Line Rents	$16.06	$17.30	$15.75	$16.61	$16.52	$16.89	$16.89

1Q05	-40-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

			%
Property	Location		Own	SF - 000s	1Q04	2Q04	3Q04	4Q04	1Q05	S-P

CONSOLIDATED PROPERTIES
250 Commerce Center	Montgomery	AL		37.4	100.0%	100.0%	100.0%	100.0%	100.0%	S
901 Maitland	Orlando	FL		154.6	85.1%	67.5%	68.1%	67.8%	80.9%	S
AmSouth Center	Huntsville	AL		154.5	92.2%	95.2%	95.5%	93.2%	94.5%	S
Colonal Center at Colonnade	Birmingham	AL		419.0	98.5%	99.0%	98.4%	97.5%	62.7%	S
Colonial Center 100 at TownPark	Orlando	FL		153.6	99.1%	100.0%	100.0%	99.1%	100.0%	S
Colonial Center 200 at TownPark	Orlando	FL		155.2	88.8%	91.3%	95.4%	98.8%	100.0%	S
Colonial Center 600 at TownPark	Orlando	FL		199.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center Blue Lake	Birmingham	AL		165.4	86.6%	81.8%	84.1%	79.8%	98.0%	S
Colonial Center at Research Park	Huntsville	AL		133.5	100.0%	100.0%	100.0%	98.9%	100.0%	S
Colonial Center at Research Place	Huntsville	AL		272.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center Heathrow	Orlando	FL		807.1	80.7%	80.3%	84.0%	85.0%	86.3%	S
Colonial Center Lakeside	Huntsville	AL		121.5	100.0%	100.0%	100.0%	100.0%	97.9%	S
Colonial Center Mansell Overlook	Atlanta	GA		652.8	86.7%	91.1%	92.2%	94.6%	96.6%	S
Colonial Place I and II	Tampa	FL		371.0					88.6%
Colonial Plaza	Birmingham	AL		170.9	99.7%	99.7%	96.1%	89.0%	75.9%	S
Colonial TownPark Office — Lifestyle	Orlando	FL		34.9	LU	LU	LU	LU	LU
Concourse Center	Tampa	FL		292.8	91.2%	91.3%	92.8%	93.0%	78.3%	S
DRS Building	Huntsville	AL		215.5	100.0%	100.0%	100.0%	100.0%	100.0%
Independence Plaza	Birmingham	AL		106.2	99.4%	100.0%	100.0%	98.4%	94.8%	S
International Park	Birmingham	AL		210.7	98.2%	98.7%	98.7%	98.9%	99.3%	S
Interstate Park	Montgomery	AL		227.9	85.9%	89.9%	90.8%	95.5%	97.3%	S
Mansell 400 Business Park	Atlanta	GA		188.8	53.5%	59.6%	66.2%	72.5%	72.5%	S
Perimeter Corporate Park	Huntsville	AL		234.7	92.3%	94.3%	95.4%	91.6%	84.1%	S
Progress Center	Huntsville	AL		224.4	98.4%	95.5%	95.9%	96.7%	92.3%	S
Research Park Office Center	Huntsville	AL		176.6				96.2%	97.6%
Research Park Office Center #4	Huntsville	AL		59.9					75.1%
Riverchase Center	Birmingham	AL		305.2	80.4%	84.6%	90.9%	87.1%	87.6%	S
Shoppes at Mansell	Atlanta	GA		20.9	100.0%	100.0%	100.0%	100.0%	100.0%	S

TOTAL CONSOLIDATED	28			6,266.9	89.9%	90.8%	92.2%	92.2%	89.5%

UNCONSOLIDATED PROPERTIES
Land Title Building	Birmingham	AL	33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%

1Q05	-41-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

			%
Property	Location		Own	SF - 000s	1Q04	2Q04	3Q04	4Q04	1Q05	S-P

TOTAL UNCONSOLIDATED	1			30.0
UNCONSOLIDATED WTD FOR CLP % OWNED				10.0	100.0%	100.0%	100.0%	100.0%	100.0%

SOLD — LAST 5 QTRS
Village at Roswell Summitt	Atlanta	GA		25.5	84.6%	84.6%	0.0%	0.0%	0.0%

TOTAL SOLD	1			25.5	84.6%	84.6%	0.0%	0.0%	0.0%

THIRD-PARTY MANAGED PROPERTIES
Beacon Ridge Tower	Birmingham	AL	0%	153.4
Concourse Riverchase	Birmingham	AL	0%	171.5
HIBC Bldg 550	Orlando	FL	0%	125.9
HIBC Bldg 600	Orlando	FL	0%	125.2
International Park 2000	Birmingham	AL	0%	129.5
Interstate Park 700 & 800	Montgomery	AL	0%	43.4

TOTAL MANAGED	6			748.8

SUMMARY

					Occupancies Weighted for CLP% Owned
Consolidated	28			6,266.9	89.9%	90.8%	92.2%	92.2%	89.5%
Unconsolidated	1			10.0	100.0%	100.0%	100.0%	100.0%	100.0%

Subtotal — Current Portfolio	29			6,276.9	90.0%	90.9%	92.2%	92.4%	89.5%

Managed	6			748.8

Total Owned & Managed	35			7,025.7

Sold	1			25.5	84.6%	84.6%	0.0%	0.0%	0.0%

Occupancy Total Including Sold Assets					89.9%	90.8%	92.2%	92.2%	89.5%

By Property Type (Consolidated & Unconsolidated Assets)
Suburban Office	25			5,904.1	89.7%	90.3%	91.9%	92.4%	89.6%
Central Business District	4			392.8	96.6%	97.9%	96.4%	92.1%	87.3%

Total Division	29			6,296.9	90.0%	90.9%	92.2%	92.4%	89.5%

Same-Property Occupancy
Same-Property Portfolio *	23			5,409.1	89.7%	90.4%	91.9%	91.9%	89.5%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

1Q05	-42-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	6	1,377	81.5%	1	30	100.0%	7	1,407	81.6%	3	454	10	1,862
Huntsville	AL	9	1,593	94.8%				9	1,593	94.8%			9	1,593
Montgomery	AL	2	265	98.1%				2	265	98.1%	1	43	3	309

ALABAMA		17	3,236	89.4%	1	30	100.0%	18	3,266	89.4%	4	498	22	3,763

Orlando	FL	6	1,505	88.1%				6	1,505	90.2%	2	251	8	1,756
Tampa	FL	2	664	84.0%				2	664	84.0%			2	664

FLORIDA		8	2,169	86.8%				8	2,169	88.3%	2	251	10	2,420

Atlanta	GA	3	862	90.4%				3	862	90.4%			3	862

GEORGIA		3	862	90.4%				3	862	90.4%			3	862

TOTAL		28	6,267	89.5%	1	30	100.0%	29	6,297	89.5%	6	749	35	7,046

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

1Q05	-43-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

NET OPERATING INCOME *(1)

($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Same-Property Portfolio *(2)
Divisional Revenues *(3)	31,301	31,114	31,623	35,830	129,869	32,092				32,092
Divisional Expenses	8,810	9,519	9,901	9,645	37,874	9,300				9,300

Divisional NOI	22,491	21,595	21,722	26,186	91,995	22,791				22,791

Divisional NOI Margin	71.9%	69.4%	68.7%	73.1%	70.8%	71.0%				71.0%
growth *(4)	0.3%	3.3%	1.1%	1.4%	1.5%	1.3%				1.3%

Same-Property without Terminations
Lease Terminations	(144)	(602)	(62)	(121)	(929)	—				—

Divisional NOI w/o Term.	22,347	20,993	21,660	26,065	91,066	22,791				22,791

growth w/o terminations	1.7%	1.4%	1.7%	1.3%	1.5%	2.0%				2.0%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(843)	(768)	(892)	(989)	(3,492)	(899)				(899)

Divisional NOI — Consolidated	21,648	20,827	20,830	25,197	88,503	21,892				21,892

growth — consolidated properties	-0.2%	3.0%	0.2%	0.9%	1.0%	1.1%				1.1%

Total Portfolio
Divisional Revenues *(3)	38,556	39,030	42,986	48,644	169,217	44,452				44,452
Divisional Expenses	11,357	12,285	13,585	13,532	50,759	13,163				13,163

Divisional NOI	27,198	26,746	29,401	35,113	118,457	31,289				31,289

Divisional NOI Margin	70.5%	68.5%	68.4%	72.2%	70.0%	70.4%				70.4%
growth	-0.1%	4.6%	14.5%	14.4%	8.5%	15.0%				15.0%

Notes:
(1) For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.
(2) The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.
(3) Straight-line rents are included.
(4) The 2004 same-property growth reflects performance of the 2004 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY PROPERTY TYPE

	Total Division			Same-Property
						Increase/(Decrease) from Prior Year Period
	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Malls	6,788	54.9%	56.2%	6,384	64.7%	2.8%	5.6%	1.5%	2.8%	5.6%	1.5%
Shopping Centers	5,569	45.1%	43.8%	3,479	35.3%	1.9%	5.5%	0.9%	1.9%	5.5%	0.9%

Total	12,356	100.0%	100.0%	9,863	100.0%	2.5%	5.6%	1.3%	2.5%	5.6%	1.3%

Notes:
(1) Includes both consolidated and unconsolidated properties. See page 10 for Reconcilation to Income Statement.

1Q05	-44-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

OPERATIONAL STATISTICS

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
MALLS
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$22.78	$22.86	$22.91	$22.86		$23.01
change	2.3%	1.9%	1.7%	1.1%		1.0%
Total Division *(2)	$23.72	$23.60	$23.62	$22.77		$23.01
change	6.8%	5.3%	5.4%	3.2%		-3.0%
Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$22.66	$22.72	$22.72	$22.71		$22.87
change	2.4%	2.0%	1.8%	1.3%		0.9%
Total Division *(2)	$23.61	$23.45	$23.42	$22.64		$22.88
change	6.6%	5.1%	4.6%	2.7%		-3.1%

Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$22.66	$22.72	$22.72	$22.71		$22.87
Effects of Concessions & Contractual Rent Increases	0.12	0.14	0.19	0.15		0.14

Straight-Line Rent per SF	22.78	22.86	22.91	22.86		23.01

Effect of Unconsolidated Assets	(0.73)	(0.73)	(0.69)	(0.68)		(0.67)

S-L Rents per SF(Ten<10K) — Consolidated	$22.05	$22.13	$22.22	$22.18		$22.34

Total Division
Cash Rent per SF	$23.61	$23.45	$23.42	$22.64		$22.88
Concess & Contract. Rent Incr.	0.11	0.15	0.20	0.13		0.13

Straight-Line Rent per SF	23.72	23.60	23.62	22.77		23.01

Effect of Unconsolidated Assets	(1.75)	(1.54)	(1.45)	(0.61)		(0.60)

S-L Rents per SF(Ten<10K) - Consolidated	$21.97	$22.06	$22.17	$22.16		$22.41

To Reconcilie to Total Mall Minimum Rent
Less: Effects of Ten>10K	(12.10)	(12.50)	(12.80)	(12.35)		(12.97)

S-L Rents for Malls — Consolidated	9.87	9.56	9.37	9.81		9.44
Div by: # of Qtrs In Yr	4	4	4	4		4

Mult by: Avg Occupied SF — Consolidated	6,301	6,279	6,348	6,375		6,553

Minimum Rents	$15,540	$15,003	$14,877	$15,632		$15,460

The Company believes that Cash Rents is useful to investors as an alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
(1) The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.
(2) Total division statistics exclude properties in lease-up.
(3) Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

1Q05	-45-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

OPERATIONAL STATISTICS CONT’D

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD '05
SHOPPING CENTERS
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$14.28	$14.28	$14.46	$14.58		$14.55
change	1.6%	2.6%	5.8%	6.0%		1.9%
Total Division *(2)	$14.78	$15.21	$16.02	$16.63		$16.92
change	7.6%	10.4%	23.4%	15.8%		0.0%
Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$14.28	$14.27	$14.47	$14.61		$14.52
change	1.7%	2.6%	5.8%	6.2%		1.7%
Total Division *(2)	$14.74	$15.13	$16.00	$16.55		$16.79
change	7.4%	10.0%	22.4%	15.5%		0.0%

Base Rent per SF Reconciliation from Cash Rents to Straight Line

Same-Property
Cash Rent per SF	$14.28	$14.27	$14.47	$14.61		$14.52
Effects of Concessions & Contractual Rent Increases	—	0.01	(0.01)	(0.03)		0.03

Straight-Line Rent per SF	14.28	14.28	14.46	14.58		14.55

Effect of Unconsolidated Assets	(0.38)	(0.38)	(0.36)	(0.34)		(0.35)

S-L Rents per SF — Consolidated	$13.90	$13.90	$14.10	$14.24		$14.20

Total Division
Cash Rent per SF	$14.74	$15.13	$16.00	$16.55		$16.79
Concess. & Contract. Rent Incr.	0.04	0.08	0.02	0.08		0.13

Straight-Line Rent per SF	14.78	15.21	16.02	16.63		16.92

Unconsolidated Assets	(0.27)	(0.22)	(0.11)	(0.04)		(0.02)

S-L Rents per SF — Consolidated	$14.51	$14.99	$15.91	$16.59		$16.90

To Reconcilie to Total Center Minimum Rent
Less: Effects of Ten>10K	(4.91)	(5.97)	(5.67)	(5.51)		(4.86)

S-L Rents for Centers — Consolidated	9.60	9.02	10.24	11.08		12.04
Div by: # of Qtrs In Yr	4	4	4	4		4

Mult by: Avg Occupied SF — Consolidated	3,421	3,855	4,402	4,536		4,505

Minimum Rents	$8,212	$8,692	$11,271	$12,562		$13,561

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
(1) The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.
(2) Total division statistics exclude properties in lease-up.
(3) Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

1Q05	-46-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

TENANT PERFORMANCE *(1)

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
CONSOLIDATED & UNCONSOLIDATED ASSETS
MALLS
Occupancy Costs *(2)	11.8%	11.6%	11.7%	11.3%		11.4%
Gross Sales per SF *(3)
Same-Property *(4)	$269.64	$269.53	$267.36	$265.99		$267.82
change	3.8%	3.8%	2.0%	0.5%		-0.7%
Total Division	$272.88	$273.30	$272.34	$271.19		$270.80
change	2.1%	1.8%	0.7%	0.4%		-0.8%
CONSOLIDATED ASSETS
MALLS
Occupancy Costs *(2)	10.9%	10.9%	10.9%	11.0%		10.0%
Gross Sales per SF *(3)
Same-Property *(4)	$273.01	$273.23	$271.61	$269.80		$269.83
change	3.8%	3.8%	2.0%	0.5%		-1.2%
Total Division	$273.94	$274.37	$272.77	$270.40		$272.95
change	3.1%	3.1%	1.0%	-0.4%		-0.4%

CONSOLIDATED & UNCONSOLIDATED ASSETS
SHOPPING CENTERS
Occupancy Costs *(2)	10.2%	10.2%	9.8%	9.5%		9.2%
Gross Sales per SF *(3)
Same-Property *(4)	$204.93	$203.87	$206.38	$210.59		$215.14
change	-0.5%	-0.9%	0.7%	1.8%		5.0%
Total Division *(5)	$225.82	$223.99	$219.50	$219.99		$229.80
change	1.3%	0.9%	0.5%	-0.2%		1.8%
CONSOLIDATED ASSETS
SHOPPING CENTERS
Occupancy Costs *(2)	10.0%	10.1%	10.1%	10.0%		9.0%
Gross Sales per SF *(3)
Same-Property *(4)	$202.86	$201.12	$203.28	$207.04		$212.11
change	-0.1%	-0.4%	0.2%	1.3%		4.6%
Total Division *(5)	$225.57	$223.11	$218.05	$218.05		$228.70
change	1.9%	1.3%	-0.1%	-1.2%		1.4%

Notes:
(1) Tenant Performance statistics are provided by tenants. Due to late-reporting tenants, historical Tenant Performance data may change as the information is received and incorporated in the statistics.
(2) Includes all reporting tenants less than 10,000 square feet.
(3) Includes all reporting tenants less than 10,000 square feet for malls and all reporting tenants for shopping centers.
(4) The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year; same property malls excludes Colonial Mall Gadsden and Colonial University Village.
(5) Total division statistics exclude properties in lease-up.

1Q05	-47-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

CAPEX SUMMARY

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Square Feet (in 000s)
Total SF	11,473	11,945	12,623	12,302	12,086	12,356				12,356
SF — Unconsolidated Assets	(531)	(531)	(510)	(170)	(436)	(556)				(556)

SF — Consolidated Assets	10,942	11,414	12,113	12,132	11,650	11,800				11,800
Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$416	$1,126	$676	$481	$2,699	$1,456				$1,456
Revenue- Enhancing	94	713	236	723	1,766	414				414
Tenant Improvements	600	2,227	4,131	2,253	9,211	850				850
Leasing Commissions	284	705	411	804	2,204	279				279
Admin — Division	3	73	12	8	96	5				5

Total w/o Acquisition-Related	1,397	4,844	5,466	4,269	15,976	3,004				3,004
Acquisition-Related *(2)	—	—	—	78	78	43				43
Less: Unconsolidated Assets	(90)	(34)	(411)	(204)	(739)	18				18

Total — Consolidated Assets	$1,307	$4,810	$5,055	$4,143	$15,315	$3,065				$3,065

Capital Expenditures per SF
Regular Maintenance	$0.04	$0.09	$0.05	$0.04	$0.22	$0.12				$0.12
Revenue- Enhancing	0.01	0.06	0.02	0.06	0.15	0.03				0.03
Tenant Improvements	0.05	0.19	0.33	0.18	0.76	0.07				0.07
Leasing Commissions	0.02	0.06	0.03	0.07	0.18	0.02				0.02

Total	0.12	0.40	0.43	0.35	1.31	0.24				0.24

Total — Consolidated Assets	$0.12	$0.42	$0.42	$0.34	$1.31	$0.26				$0.26

Notes:
(1) Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.
(2) Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)
	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2005	741	7%	$11,099	10%	702	7%	$10,560	10%
2006	1,309	12%	13,738	12%	1,300	12%	13,599	12%
2007	1,414	13%	14,025	12%	1,385	13%	13,464	12%
2008	1,038	9%	9,565	8%	1,025	10%	9,364	8%
2009	1,414	13%	12,419	11%	1,408	13%	12,320	11%
2010+	5,035	46%	53,338	47%	4,861	46%	51,608	47%

Total Leased SF	10,951		114,184		10,682		110,915

TENANT CONCENTRATION

(SF in 000s)	Total Consolidated & Unconsolidated Assets			Consolidated Assets Only
			% of Total				% of Total
		SF	Co. Rev			SF	Co. Rev
1	The Limited, Inc.	256	1.1%	1	The Limited, Inc.	237	1.0%
2	JC Penney Co, Inc.	1,084	0.8%	2	JC Penney Co, Inc.	1,084	0.8%
3	Saks Inc.	512	0.7%	3	Saks Inc.	512	0.7%
4	Publix Supermarkets, Inc.	229	0.5%	4	Belk, Inc.	962	0.5%
5	Belk, Inc.	962	0.5%	5	Sears, Roebuck & Co	985	0.4%
6	Shoe Show, Inc.	119	0.5%	6	Wal-Mart Stores, Inc.	307	0.4%
7	Sears, Roebuck & Co	985	0.4%	7	Shoe Show, Inc.	114	0.4%
8	Wal-Mart Stores, Inc.	523	0.4%	8	TJX Companies, Inc.	226	0.4%
9	Footlocker	96	0.4%	9	Footlocker	96	0.4%
10	TJX Companies, Inc.	226	0.4%	10	Gap, Inc.	86	0.4%

1Q05	-48-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

LEASING EXECUTION - TOTAL (MALLS & SHOPPING CENTERS) - CONSOLIDATED & UNCONSOLIDATED ASSETS
	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal	286	207	89	154	736	88				88
New	84	143	223	175	625	47				47
Development	77	129	39	14	259	38				38

Total	447	479	351	343	1,620	173				173

Annual Rent $- Straight Line
Total	$12.91	$14.00	$13.91	$14.19	$13.72	$18.20				$18.20

Annual Rent $- Cash *(2)
Renewal	$9.53	$11.73	$17.03	$14.38	$12.07	$15.18				$15.18
New	18.63	13.10	11.20	11.40	12.69	23.62				23.62
Development	17.95	17.02	18.72	40.84	18.87	16.68				16.68

Total	$12.70	$13.57	$13.52	$13.97	$13.40	$17.80				$17.80

TI Committed $
Renewal	$1.67	$—	$0.10	$—	$0.66	$0.14				$0.14
New	32.27	33.01	33.24	6.11	25.47	14.53				14.53
Development	6.31	51.07	5.98	7.22	28.57	44.76				44.76

Total	$8.25	$23.63	$21.82	$3.42	$14.71	$13.85				$13.85

Leasing Commissions $
Renewal	$0.45	$0.59	$0.76	$0.60	$0.56	$0.63				$0.63
New	4.26	2.31	2.20	3.05	2.74	5.09				5.09
Development	2.78	2.88	1.72	6.62	2.88	2.76				2.76

Total	$1.57	$1.72	$1.79	$2.10	$1.78	$2.31				$2.31

Notes:
(1) Square feet leased during the quarter.
(2) First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05				YTD '05

Cash Rents	$12.70	$13.57	$13.52	$13.97	$13.40	$17.80				$17.80
Concessions and Contr. Rent Incr.	0.21	0.43	0.39	0.22	0.32	0.39				0.39

Straight Line Rents	$12.91	$14.00	$13.91	$14.19	$13.72	$18.20				$18.20

1Q05	-49-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

LEASING EXECUTION - TOTAL (MALLS & SHOPPING CENTERS) - CONSOLIDATED ASSETS
	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal	286	189	89	154	717	70				70
New	80	132	220	175	607	31				31
Development	59	44	32	10	145	26				26

Total	424	365	340	339	1,469	127				127

Annual Rent $- Straight Line
Total	$12.45	$12.78	$13.52	$13.41	$13.00	$15.97				$15.97

Annual Rent $- Cash *(2)
Renewal	$9.53	$11.49	$17.03	$14.39	$11.71	$15.07				$15.07
New	18.72	12.90	11.17	11.40	12.24	17.18				17.18
Development	16.60	16.02	15.83	26.09	9.47	15.35				15.35

Total	$12.26	$12.55	$13.13	$13.20	$12.75	$15.64				$15.64

TI Committed $
Renewal	$1.67	$—	$0.10	$—	$0.66	$—				$—
New	33.86	35.45	33.73	6.11	25.39	8.62				8.62
Development	1.04	34.25	6.64	10.10	7.27	33.00				33.00

Total	$7.66	$16.95	$22.44	$3.46	$12.42	$8.94				$8.94

Leasing Commissions $
Renewal	$0.45	$0.56	$0.76	$0.60	$0.54	$0.51				$0.51
New	4.44	2.34	2.22	3.05	2.70	2.61				2.61
Development	2.59	2.98	1.38	4.97	1.46	2.08				2.08

Total	$1.50	$1.50	$1.76	$2.00	$1.68	$1.34				$1.34

Notes:
(1) Square feet leased during the quarter.
(2) First full year rent for square feet produced during the quarter.
     The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05				YTD '05

Cash Rents	$12.26	$12.55	$13.13	$13.20	$12.75	$15.64				$15.64
Concessions and Contr. Rent Incr.	0.20	0.23	0.39	0.21	0.25	0.33				0.33

Straight Line Rents	$12.45	$12.78	$13.52	$13.41	$13.00	$15.97				$15.97

1Q05	-50-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

		%	Total	Anchor	CLP
Property	Location	Own	SF (000s)	Owned	SF (000s)	1Q04	2Q04	3Q04	4Q04	1Q05	S-P
CONSOLIDATED PROPERTIES
Britt David Shopping Ctr	Columbus	GA	109.6	—	109.6	68.7%	68.7%	68.7%	70.0%	70.0%	S
Brookwood Village Ctr	Birmingham	AL	88.2	—	88.2	93.0%	93.0%	93.0%	93.0%	93.0%	S
CM Bel Air	Mobile	AL	1,335.5	334.0	1,001.5	95.1%	94.3%	95.4%	96.5%	95.9%	S
CM Burlington	Burlington	NC	419.2	—	419.2	95.8%	96.9%	97.1%	97.1%	97.1%	S
CM Decatur	Huntsville	AL	576.0	80.9	495.1	86.5%	85.7%	86.1%	86.2%	86.3%	S
CM Glynn Place	Brunswick	GA	507.7	225.6	282.2	60.2%	60.3%	59.4%	92.1%	95.3%	S
CM Greenville	Greenville	NC	450.3	46.1	404.3	92.9%	96.8%	95.9%	98.4%	97.4%	S
CM Lakeshore	Gainesville	GA	518.3	—	518.3	90.6%	92.0%	91.4%	91.3%	90.7%	S
CM Macon	Macon	GA	1,446.4	682.2	764.2	93.5%	93.1%	93.6%	94.2%	92.6%	S
CM Mayberry	Mount Airy	NC	206.9	57.8	149.0	96.0%	99.0%	99.0%	97.0%	92.9%	S
CM Myrtle Beach	Myrtle Beach	SC	506.4	—	506.4	93.1%	93.4%	91.6%	94.7%	93.7%	S
CM Staunton	Staunton	VA	423.3	—	423.3	84.4%	84.0%	98.3%	97.8%	96.9%	S
CM Temple	Temple	TX	555.6	109.0	446.6	87.9%	87.5%	88.7%	90.8%	91.1%	S
CM Valdosta	Valdosta	GA	398.9	73.7	325.2	93.0%	97.5%	95.8%	96.2%	93.5%	S
Colonial Brookwood Village	Birmingham	AL	600.9	232.0	369.0	90.8%	93.1%	94.4%	94.8%	94.8%	S
Colonial Shoppes Clay	Birmingham	AL	66.3	—	66.3	88.2%	93.0%	91.5%	95.3%	95.3%	S
Colonial University Village	Auburn	AL	527.9	124.7	403.2	94.4%	86.6%	87.3%	83.5%	84.2%
CP at Portofino	Houston	TX	372.5	—	372.5					82.3%
CP Beechwood	Athens	GA	299.8	—	299.8	74.5%	76.2%	76.2%	75.3%	82.9%	S
CP Boulevard Square	Pembroke Pines	FL	220.7	—	220.7			94.3%	94.9%	95.4%
CP Burnt Store	Punta Gorda	FL	95.0	—	95.0	44.8%	43.9%	45.1%	96.1%	96.1%	S
CP Deerfield	Deerfield Beach	FL	378.3	—	378.3			98.0%	97.6%	97.7%
CP Hunter’s Creek	Orlando	FL	222.1	—	222.1	51.5%	50.9%	50.0%	50.6%	50.6%	S
CP Lakewood	Jacksonville	FL	195.2	—	195.2	93.6%	94.0%	93.7%	87.6%	84.3%	S
CP Montgomery	Montgomery	AL	209.1	44.0	165.1	96.5%	95.9%	94.9%	75.0%	76.2%	S
CP Montgomery North	Montgomery	AL	209.9	101.8	108.1	95.9%	95.9%	95.9%	98.0%	98.0%	S
CP Northdale	Tampa	FL	230.9	55.0	175.9	98.0%	97.5%	97.5%	98.0%	98.0%	S
CP TownPark	Orlando	FL	199.0	—	199.0	LU	LU	LU	LU	87.7%
CP Trussville	Birmingham	AL	388.3	—	388.3	100.0%	100.0%	97.7%	97.7%	98.5%	S
CP Trussville II	Birmingham	AL	282.7	224.5	58.2	LU	LU	LU	97.3%	97.3%
CP Tutwiler Farm	Birmingham	AL	514.1	174.0	340.1	99.6%	100.0%	100.0%	100.0%	100.0%	S
CP Wekiva	Orlando	FL	208.6	—	208.6	89.8%	87.9%	83.3%	83.3%	83.3%	S
CP Winter Haven	Orlando	FL	168.5	—	168.5	92.4%	89.8%	74.9%	74.9%	87.7%
CS Bear Lake	Orlando	FL	133.6	—	133.6	92.5%	92.5%	91.9%	92.5%	93.5%	S
CS Bellwood	Montgomery	AL	88.5	—	88.5	91.2%	96.7%	96.7%	95.1%	100.0%	S
CS College Parkway	Ft. Myers	FL	78.9	—	78.9			100.0%	100.0%	100.0%
CS McGehee	Montgomery	AL	98.3	—	98.3	79.2%	79.4%	79.4%	77.6%	79.0%	S
CS Pines Plaza	Pembroke Pines	FL	68.2	—	68.2			100.0%	100.0%	100.0%
CS Quaker Village	Greensboro	NC	102.2	—	102.2	87.7%	87.7%	80.2%	79.9%	77.1%	S
CS Yadkinville	Yadkinville	NC	90.9	—	90.9	100.0%	96.5%	94.7%	94.7%	94.7%	S
Kingwood Commons	Houston	TX	164.4	—	164.4		80.4%	82.7%	84.9%	84.9%
Old Town Shopping Ctr	Montgomery	AL	38.8	—	38.8	59.4%	61.3%	61.3%	59.7%	67.6%	S
Rivermont Shopping Ctr	Chattanooga	TN	73.5	—	73.5	98.6%	100.0%	100.0%	100.0%	100.0%	S
Shops at Colonnade	Birmingham	AL	115.5	—	115.5	50.0%	50.0%	50.0%	54.8%	56.0%	S
Village on the Parkway	Dallas	TX 90%	381.2	—	381.2		93.8%	96.2%	96.2%	96.5%

TOTAL CONSOLIDATED	45		14,365.8	2,565.2	11,800.7	88.6%	88.8%	89.5%	91.2%	91.0%

UNCONSOLIDATED PROPERTIES

CP Hoover	Birmingham	AL 10%	380.6	215.8	164.8	98.1%	97.3%	98.8%	98.8%	98.8%	S
CP Madison	Huntsville	AL 25%	110.7	—	110.7	100.0%	98.6%	100.0%	100.0%	100.0%	S
Parkway Place	Huntsville	AL 45%	628.2	348.2	280.1	79.8%	77.3%	81.2%	81.9%	82.6%	S

TOTAL UNCONSOLIDATED	3		1,119.5	563.9	555.6

UNCONSOLIDATED WTD FOR CLP % OWNED			348.4		170.2	89.2%	87.5%	90.2%	90.5%	90.9%

1Q05	-51-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	1Q04	2Q04	3Q04	4Q04	1Q05	S-P

SOLD — LAST 5 QTRS

CS Inverness	Birmingham	AL		—	—	—	49.2%	49.2%
CS Stanly	Locust	NC		—	—	—	100.0%	100.0%
Orlando Fashion Square	Orlando	FL	50%	361.4	361.4	—	89.5%	88.9%	92.9%
CM Gadsden	Gadsden	AL		517.0	—	517.0	96.4%	96.2%	96.6%	95.9%

TOTAL SOLD	4			878.4	361.4	517.0	91.8%	91.3%	94.4%	95.9%

THIRD-PARTY MANAGED PROPERTIES

Calico Corner	Birmingham	AL	0%	5.5		5.5
Hoover Commons	Birmingham	AL	0%	196.8		196.8
Meadowbrook Place	Huntsville	AL	0%	68.0		68.0
Plaza Centre	Madison	AL	0%	82.0		82.0

TOTAL MANAGED	4			352.3		352.3

SUMMARY

							Occupancies Weighted for CLP% Owned
Consolidated	45			14,365.8	2,565.2	11,800.7	88.6%	88.8%	89.5%	91.2%	91.0%
Unconsolidated	3			1,119.5	563.9	555.6	89.2%	87.5%	90.2%	90.5%	90.9%

Subtotal — Current Portfolio 48				15,485.4	3,129.1	12,356.2	88.7%	88.7%	89.6%	91.2%	91.0%

Managed	4			352.3	—	352.3

Total Owned & Managed	52			15,837.7	3,129.1	12,708.6

Sold	4			878.4	361.4	517.0	91.8%	91.3%	94.4%	95.9%

Occupancy Total Including Sold	Assets						89.0%	89.0%	90.5%	91.4%	91.0%

By Property Type (Consolidated & Unconsolidated Assets)

Regional Malls	15			9,101.6	2,314.0	6,787.6	90.1%	90.1%	91.4%	93.2%	92.7%
Shopping Centers	33			6,383.8	815.1	5,568.7	86.2%	86.6%	87.3%	88.6%	88.9%

Total Division	48			15,485.4	3,129.1	12,356.2	88.7%	88.7%	89.6%	91.2%	91.0%

Same-Property Occupancy

Same-Property Portfolio *	37			12,643.3	2,779.9	9,863.4	88.4%	88.7%	89.2%	91.2%	91.1%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

1Q05	-52-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	7	1,426	93.9%	1	165	98.8%	8	1,590	94.4%	2	202	10	1,793
Auburn	AL	1	403	84.2%				1	403	84.2%			1	403
Huntsville	AL	1	495	86.3%	2	391	87.5%	3	886	86.8%	1	68	4	954
Madison	AL										1	82	1	82
Mobile	AL	1	1,002	95.9%				1	1,002	95.9%			1	1,002
Montgomery	AL	5	499	85.0%				5	499	85.0%			5	499
Gadsden	AL

ALABAMA		15	3,824	91.3%	3	556	90.9%	18	4,380	91.2%	4	352	22	4,732

Orlando	FL	5	932	78.7%				5	932	78.7%			5	932
Tampa	FL	1	176	98.0%				1	176	98.0%			1	176
Ft. Myers	FL	1	79	100.0%				1	79	100.0%			1	79
Deerfield Beach	FL	1	378	97.7%				1	378	97.7%			1	378
Pembroke Pines	FL	2	289	96.5%				2	289	96.5%			2	289
Jacksonville	FL	1	195	84.3%				1	195	84.3%			1	195
Punta Gorda	FL	1	95	96.1%				1	95	96.1%			1	95

FLORIDA		12	2,144	88.1%				12	2,144	88.1%			12	2,144

Columbus	GA	1	110	70.0%				1	110	70.0%			1	110
Brunswick	GA	1	282	95.3%				1	282	95.3%			1	282
Gainesville	GA	1	518	90.7%				1	518	90.7%			1	518
Valdosta	GA	1	325	93.5%				1	325	93.5%			1	325
Athens	GA	1	300	82.9%				1	300	82.9%			1	300
Macon	GA	1	764	92.6%				1	764	92.6%			1	764

GEORGIA		6	2,299	90.3%				6	2,299	90.3%			6	2,299

Burlington	NC	1	419	97.1%				1	419	97.1%			1	419
Greensboro	NC	1	102	77.1%				1	102	77.1%			1	102
Yadkinville	NC	1	91	94.7%				1	91	94.7%			1	91
Mount Airy	NC	1	149	92.9%				1	149	92.9%			1	149
Greenville	NC	1	404	97.4%				1	404	97.4%			1	404

NORTH CAROLINA		5	1,166	94.7%				5	1,166	94.7%			5	1,166

Myrtle Beach	SC	1	506	93.7%				1	506	93.7%			1	506

SOUTH CAROLINA		1	506	93.7%				1	506	93.7%			1	1,151

Chattanooga	TN	1	73	100.0%				1	73	100.0%			1	73

TENNESSEE		1	73	100.0%				1	73	100.0%			1	73

Dallas	TX	1	381	96.5%				1	381	96.5%			1	381
Houston	TX	2	537	83.1%				2	537	83.1%			2	537
Temple	TX	1	447	91.1%				1	447	91.1%			1	447

TEXAS		4	1,365	89.4%				4	1,365	89.4%			4	1,365

Staunton	VA	1	423	96.9%				1	423	96.9%			1	423

VIRGINIA		1	423	96.9%				1	423	96.9%			1	423

TOTAL		45	11,801	91.0%	3	556	90.9%	48	12,356	91.0%	4	352	52	12,709

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

1Q05	-53-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Market Demographics

Source: Woods & Poole Economics

		POPULATION			JOB GROWTH		HOUSEHOLD INCOME			UNEMPLOYMENT
			Annual	Proj’d		Proj’d			Proj’d
			Growth	Growth	Growth	Growth	Mean	Growth	Growth
		2005	1990-2005	2005-2010	1990-2005	2005-2010	2005	1990-2005	2005-2010	Feb 05 (p)
AUBURN-OPELIKA, AL	AL	123.3	2.70%	1.40%	2.22%	1.35%	$43,051	0.19%	0.60%	4.5%
BIRMINGHAM-HOOVER, AL	AL	1,096.8	0.96%	0.87%	1.73%	1.09%	$69,534	1.78%	0.96%	5.0%
DECATUR, AL	AL	150.9	0.95%	1.00%	1.46%	1.02%	$59,738	1.20%	0.92%	5.9%
GADSDEN, AL	AL	103.9	0.27%	0.26%	0.96%	0.68%	$50,006	0.99%	0.94%	6.1%
HUNTSVILLE, AL	AL	367.0	1.65%	1.21%	1.58%	1.23%	$66,671	0.85%	0.88%	4.5%
MOBILE, AL	AL	404.6	0.45%	0.37%	1.50%	0.68%	$55,102	1.24%	0.92%	6.0%
MONTGOMERY, AL	AL	361.9	1.22%	0.99%	1.88%	1.25%	$63,427	1.10%	0.82%	5.5%
PHOENIX-SCOTTSDALE, AZ	AZ	3,779.5	4.54%	2.45%	4.84%	2.61%	$84,475	3.17%	3.51%	4.0%
TUCSON, AZ	AZ	931.3	2.62%	1.78%	3.34%	1.94%	$57,833	1.51%	1.05%	4.2%
GAINESVILLE, FL	FL	246.0	1.85%	1.23%	2.44%	1.42%	$56,145	1.13%	0.75%	3.4%
JACKSONVILLE, FL	FL	1,239.0	2.19%	1.64%	2.56%	1.67%	$70,425	1.36%	0.87%	4.6%
ORLANDO, FL	FL	1,880.2	3.44%	2.27%	3.96%	2.43%	$65,730	1.17%	0.96%	4.3%
PUNTA GORDA, FL	FL	163.9	3.02%	3.10%	4.70%	3.01%	$52,844	0.66%	0.88%	4.9%
SARASOTA-BRADENTON, FL	FL	667.9	2.36%	2.36%	4.17%	2.69%	$78,498	1.45%	1.36%	3.8%
TAMPA-ST. PETERSBURG, FL	FL	2,600.1	1.68%	1.40%	3.19%	1.79%	$64,238	1.62%	1.00%	4.5%
ATHENS, GA	GA	179.1	2.05%	1.48%	2.51%	1.54%	$54,543	1.10%	0.82%	4.1%
ATLANTA, GA	GA	4,784.7	3.65%	1.77%	3.62%	1.69%	$83,931	2.03%	0.88%	5.1%
AUGUSTA, GA	GA	521.4	1.26%	0.91%	1.06%	1.07%	$60,411	0.69%	0.85%	6.4%
BRUNSWICK, GA	GA	98.9	1.33%	1.24%	2.02%	1.47%	$61,761	1.59%	0.68%	4.7%
COLUMBUS, GA-AL	GA	286.5	0.49%	0.40%	1.35%	0.92%	$63,339	1.98%	1.18%	5.7%
GAINESVILLE, GA	GA	158.3	4.30%	1.28%	3.86%	1.50%	$68,271	1.96%	1.10%	4.4%
MACON, GA	GA	227.9	0.67%	0.44%	1.27%	0.77%	$63,423	1.54%	0.90%	5.9%
SAVANNAH, GA	GA	307.6	1.24%	0.83%	1.83%	0.99%	$68,737	1.65%	0.92%	4.5%
VALDOSTA, GA	GA	125.3	1.71%	1.09%	2.15%	1.22%	$52,494	1.13%	0.70%	4.4%
JACKSON, MS	MS	522.5	1.11%	1.09%	2.15%	1.41%	$66,051	2.10%	1.02%	5.4%
ALBUQUERQUE, NM	NM	822.3	2.09%	1.70%	2.90%	1.73%	$63,502	1.54%	0.83%	5.3%
LAS VEGAS, NV	NV	1,672.7	8.08%	2.98%	8.16%	3.17%	$72,812	1.44%	1.24%	4.0%
ASHVILLE, NC	NC	393.87	1.82%	1.29%	2.18%	1.41%	$57,949	1.26%	0.77%	5.1%
BURLINGTON, NC	NC	140.0	1.92%	0.97%	1.55%	1.09%	$60,761	1.31%	0.87%	6.3%
CHARLOTTE,NC	NC	1489.89	2.97%	1.78%	2.89%	1.70%	$76,608	1.68%	0.48%	5.7%
GREENSBORO, NC	NC	673.1	1.60%	0.75%	1.35%	0.93%	$64,423	0.99%	0.75%	5.7%
GREENVILLE, NC	NC	165.3	2.18%	1.72%	2.60%	1.73%	$56,639	1.05%	0.67%	6.1%
MOUNT AIRY, NC	NC	8.2	0.04%	-0.47%			$41,653
RALEIGH-CARY, NC	NC	919.2	4.50%	2.17%	4.05%	2.05%	$79,351	1.95%	0.51%	4.6%
WILMINGTON, NC	NC	306.14	3.46%	2.06%	4.21%	2.17%	$57,584	1.45%	1.01%	4.9%
WINSTON_SALEM, NC	NC	449.25	1.59%	1.13%	1.48%	1.33%	$68,549	1.06%	0.80%	5.1%
CHARLESTON, SC	SC	586.89	1.02%	1.36%	1.32%	1.76%	$61,241	0.94%	0.84%	6.4%
GREENVILLE, SC	SC	594.4	1.68%	1.09%	1.73%	1.30%	$62,809	1.28%	0.93%	5.6%
MYRTLE BEACH, SC	SC	219.8	3.43%	2.06%	3.70%	2.17%	$53,275	1.01%	0.80%	7.7%
CHATTANOOGA, TN-GA	TN	493.2	0.91%	0.72%	1.78%	1.01%	$62,589	1.38%	0.92%	5.2%
AUSTIN-ROUND ROCK, TX	TX	1,477.8	4.90%	2.88%	6.01%	3.01%	$82,136	3.63%	1.14%	5.1%
DALLAS/FT. WORTH, TX	TX	5809.24	2.98%	1.85%	3.26%	1.85%	$84,989	2.12%	0.95%	6.0%
HOUSTON, TX	TX	5,245.0	2.55%	1.63%	2.76%	1.69%	$90,106	2.53%	0.72%	6.1%
KILLEEN-TEMPLE-FORT HOOD, TX	TX	352.7	2.06%	1.38%	2.70%	1.57%	$59,445	1.63%	0.69%	6.0%
SAN ANTONIO, TX	TX	1,882.9	2.23%	1.69%	3.36%	2.04%	$69,211	1.95%	0.91%	5.7%
CHARLOTTESVILLE, VA	VA	186.54	1.91%	1.36%	2.35%	1.52%	$69,488	1.15%	0.55%	3.0%
RICHMOND, VA	VA	1168.4	2.59%	1.20%	1.62%	1.19%	$73,882	1.10%	0.71%	3.8%
STAUNTON, VA	VA	23.1	-0.34%	0.60%			$50,422
VIRGINIA BEACH, VA	VA	1663.18	0.94%	0.60%	1.21%	1.29%	$67,677	1.15%	0.90%	4.0%

SUNBELT STATES*		105,097.0	1.97%	1.39%	2.50%	1.59%	$63,814	1.55%	0.87%	4.0%
UNITED STATES		297,153.3	1.27%	0.99%	1.75%	1.26%	$74,541	1.55%	0.91%	5.2%

(source: Claritas)		POPULATION		HOUSEHOLD INCOME			UNEMPLOYMENT
				Proj’d			Proj’d
			Growth	Growth	Average	Growth	Growth
		2005	1990-2000	2005-2010	2004	2000-2004	2004-2009
Locust	NC	2.6	6.8%	6.1%	$59,026
Bluffton	SC	1.8	30.0%	26.3%	$56,590
Fredericksburg, VA	VA	20.862	1.4%	8.4%	$58,628

1Q05	-54-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

TURNOVER RATE:	The percentage of multifamily units that became available for rent during the 12-month period ending on the date indicated.

1Q05	-55-	NYSE:CLP